                          SCHEDULE 14A INFORMATION(1)

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

         Filed by the Registrant  [X](2)

         Filed by a Party other than the Registrant  [ ]

         Check the appropriate box:(3)

         [ ]     Preliminary Proxy Statement

         [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

         [X]     Definitive Proxy Statement

         [ ]     Definitive Additional Materials

         [ ]     Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                         CONNECTIVE THERAPEUTICS, INC.
                (Name of Registrant as Specified in Its Charter)

                         CONNECTIVE THERAPEUTICS, INC.
                   (Name of Person(s) Filing Proxy Statement)


         Payment of filing fee (Check the appropriate box):

         [X]     No fee required.(4)

         [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         (1) Title of each class of securities to which transaction applies:

         (2)     Aggregate number of securities to which transactions applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

         (4)     Proposed maximum aggregate value of transaction:

         (5)     Total fee paid:

         [ ]     Fee paid with preliminary materials.

         [ ]     Check box if any part of the fee is offset as provided by
Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)     Amount Previously Paid:

         (2)     Form, Schedule or Registration Statement No.:

         (3)     Filing Party:

         (4)     Date Filed:

-----------------

* Set forth the amount on which the filing fee is calculated and how it was determined.

1  The form of cover page to a proxy statement is set forth at the beginning
of Schedule 14A of the Exchange Act.   See also Rule 14a-6(m) of the Exchange
Act. Note that this form of proxy statement cover page relates to an annual shareholders meeting. To adapt it for other purposes, it may be necessary to make changes to certain parts of it.

2   Proxy statements filed in connection with an annual shareholders  meeting are always filed by the registrant.

3   See Rule 14a-6(a) and (b) with respect to when a preliminary proxy statement is required and the filing requirements for preliminary and definitive proxy statements.

4   See Rule 14a-6(i) which provides that filing fees apply only to preliminary proxy materials involving acquisitions, mergers, spinoffs, consolidations or proposed sales or other dispositions of substantially all the assets of the registrant.

                         CONNECTIVE THERAPEUTICS, INC.
                            3400 WEST BAYSHORE ROAD
                          PALO ALTO, CALIFORNIA 94303

Dear Fellow Stockholders:

     You are cordially invited to attend the 1997 Annual Meeting of Stockholders (the "Annual Meeting") of Connective Therapeutics, Inc. ("Connective" or the "Company"), which will be held on Wednesday, May 14, 1997, at 9:00 a.m., local time, at the Company's principal executive offices in Palo Alto, California.

     At the Annual Meeting, you will be asked to consider and vote upon the following proposals: (i) the election of nine directors of the Company, (ii) amendments to the Company's 1994 Stock Plan to increase the number of shares of Common Stock issuable thereunder by 500,000 shares and to allow issuance of shares to non-employee directors, (iii) an amendment to the Company's Amended and Restated Certificate of Incorporation to change the name of the Company to Connetics Corporation and (iv) the ratification of Ernst & Young LLP as independent auditors of the Company for the year ended December 31, 1997.

     The enclosed Proxy Statement more fully describes the details of the business to be conducted at the Annual Meeting.

     After careful consideration, the Company's Board of Directors has unanimously approved the proposals and recommends that you vote IN FAVOR OF each such proposal.

     After reading the Proxy Statement, please mark, date, sign and return (if possible, by no later than May 7, 1997) the enclosed proxy card in the accompanying reply envelope. If you decide to attend the Annual Meeting and wish to vote in person, please notify the Secretary of the Company and your proxy will not be voted. YOUR SHARES CANNOT BE VOTED UNLESS YOU SIGN, DATE AND RETURN THE ENCLOSED PROXY, OR ATTEND THE ANNUAL MEETING IN PERSON.

     A copy of the Company's 1996 Annual Report is also enclosed.

     We look forward to seeing you at the Annual Meeting.

Sincerely yours,

Thomas G. Wiggans
President and Chief Executive Officer

Palo Alto, California
April 3, 1997

                                   IMPORTANT
PLEASE MARK, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED POSTAGE-PREPAID RETURN ENVELOPE SO THAT IF YOU ARE UNABLE TO ATTEND THE ANNUAL MEETING, YOUR SHARES MAY BE VOTED.

                         CONNECTIVE THERAPEUTICS, INC.
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 14, 1997
                            ------------------------

     The Annual Meeting of Stockholders (the "Annual Meeting") of Connective Therapeutics, Inc. ("Connective" or the "Company") will be held at the Company's principal executive offices at 3400 West Bayshore Road, Palo Alto, California 94303, on Wednesday, May 14, 1997, at 9:00 a.m., for the following purposes:

     1. To elect nine (9) directors to hold office until the next Annual Meeting of Stockholders or until their respective successors are duly elected and qualified.

     2. To approve amendments to the Company's 1994 Stock Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 500,000 shares to an aggregate of 2,000,000 shares, and to allow the issuance of option shares to non-employee directors.

     3. To approve an amendment to the Company's Amended and Restated Certificate of Incorporation to change the name of the company from Connective Therapeutics, Inc. to Connetics Corporation.

     4. To ratify the appointment of Ernst & Young LLP as independent auditors of the Company for the year ending December 31, 1997.

     5. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     The record date for determining those stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof is April 2, 1997. A complete list of the stockholders entitled to vote at the Annual Meeting will be available for inspection at the offices of the Company for at least ten days prior to the Annual Meeting.

     All stockholders are cordially invited to attend the Annual Meeting. However, to assure your representation at the meeting, please carefully read the accompanying Proxy Statement which describes the matters to be voted upon at the Annual Meeting and sign, date and return the enclosed proxy card in the reply envelope provided. Should you receive more than one proxy because your shares are registered in different names and addresses, each proxy should be returned to assure that all your shares will be voted. If you attend the Annual Meeting and vote by ballot, your proxy vote will be revoked automatically and only your vote at the Annual Meeting will be counted. The prompt return of your proxy card will assist us in preparing for the Annual Meeting.

                                          By Order of the Board of Directors,

                                          Joshua L. Green,
                                          Secretary

                                          Palo Alto, California
                                          April 3, 1997

                         CONNECTIVE THERAPEUTICS, INC.
                            ------------------------

                                PROXY STATEMENT
                            ------------------------

     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Connective Therapeutics, Inc., a Delaware corporation, with principal executive offices at 3400 West Bayshore Road, Palo Alto, California 94303 ("Connective" or the "Company"), to be voted upon at the Annual Meeting of Stockholders on Wednesday, May 14, 1997 (the "Annual Meeting") and at any adjournment or adjournments thereof.

     These proxy materials were first mailed to stockholders on or about April 14, 1997.

                               PURPOSE OF MEETING

     The specific proposals to be considered and acted upon at the Annual Meeting are summarized in the accompanying Notice of Annual Meeting of Stockholders. Each proposal is described in more detail in this Proxy Statement.

                            REVOCABILITY OF PROXIES

     Any stockholder giving a proxy pursuant to this solicitation may revoke it at any time prior to exercise of such proxy by providing written notice of such revocation to the Secretary of the Company at its offices at 3400 West Bayshore Road, Palo Alto, California 94303, or by providing a duly executed proxy bearing a later date, or by attending the meeting and voting in person.

                            VOTING AND SOLICITATION

     Stockholders of record at the close of business on April 2, 1997 are entitled to notice of and to vote at the Annual Meeting. As of the close of business on such date, the Company had 9,087,453 shares of Common Stock outstanding and entitled to vote and approximately 235 stockholders of record, including several holders who are nominees for an undetermined number of beneficial owners. Each holder of Common Stock is entitled to one vote for each share held as of the record date. The Company also has outstanding 200 shares of 7% Convertible Preferred Stock, Series A, which shares are not entitled to be voted at the Annual Meeting.

     All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions will be counted towards the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes, whereas broker non-votes will not be counted for purposes of determining whether a proposal has been approved or not.

     The cost of soliciting these proxies, consisting of the printing, handling and mailing of the proxy card and related material, and the actual expense incurred by brokerage houses, custodians, nominees and fiduciaries in forwarding proxy material to the beneficial owners of stock, will be paid by the Company. In order to assure a majority vote will be present in person or by proxy at the Annual Meeting, it may be necessary for certain officers, directors, regular employees and other representatives of the Company to solicit proxies by telephone, facsimile, telegraph or in person. These persons will receive no extra compensation for their services. The Company also reserves the right to have an outside solicitor conduct the solicitation of proxies and to pay such solicitor for its services.

     The Annual Report of the Company for the year ended December 31, 1996 has been mailed to all stockholders entitled to notice of and to vote at the Annual Meeting. The Annual Report is not incorporated into this Proxy Statement and is not considered proxy soliciting material.

          ------------------------------------------------------------

                                 PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

          ------------------------------------------------------------

     At the Annual Meeting, nine (9) directors will be elected by the stockholders to serve until the next Annual Meeting or until their successors are elected and qualified, or until their death, resignation or removal. The Board of Directors will vote all proxies received by them IN FAVOR OF the nine
(9) nominees listed below unless otherwise instructed in writing on such proxy. In the event any nominee is unable to or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for an additional nominee who will be designated by the current Board of Directors to fill the vacancy. As of the date of this Proxy Statement, the Board of Directors is not aware of any nominee who is unable or will decline to serve as director.

INFORMATION WITH RESPECT TO NOMINEES

     Set forth below is information regarding the nominees, including information furnished by them as to their principal occupation at present and for the last five years, certain other directorships held by them, the year in which each became a director of the Company and their ages as of December 31, 1996:

                   NOMINEE                 AGE             POSITION(S) WITH THE COMPANY
    -------------------------------------  ---   ------------------------------------------------
    G. Kirk Raab(1)......................  61    Chairman of the Board
    Thomas G. Wiggans....................  45    President, Chief Executive Officer and Director
    Alexander E. Barkas, Ph.D.(1)........  49    Director
    Eugene A. Bauer, M.D.................  54    Director
    Brian H. Dovey(2)....................  55    Director
    John C. Kane.........................  57    Director
    Thomas D. Kiley, Esq.................  53    Director
    Kenneth B. Plumlee...................  36    Director
    Joseph J. Ruvane, Jr.(1)(2)..........  71    Director

---------------

(1) Member of the Audit Committee.

(2) Member of the Compensation Committee.

     G. Kirk Raab has served as the Chairman of the Board of Directors of the Company since October 1995. From 1985 to July 1995, Mr. Raab served as an executive officer of Genentech, Inc. ("Genentech"), a biotechnology company, and as President and Chief Executive Officer since 1990. Prior to joining Genentech in 1985, Mr. Raab was President, Chief Operating Officer, and a Director of Abbott Laboratories, and before that held executive positions with Beecham Group, A.H. Robins and Pfizer, Inc. He is also Chairman of Shaman Pharmaceuticals, Inc. and a director of Applied Imaging Inc., as well as three private biotechnology companies. He is a trustee of KQED, San Francisco Public Broadcasting stations and Colgate University.

     Thomas G. Wiggans has served as President, Chief Executive Officer and as a director of the Company since July 1994. From February 1992 to April 1994, Mr. Wiggans served as President and Chief Operating Officer of CytoTherapeutics, a biotechnology company. From 1980 to February 1992, Mr. Wiggans served at various positions at Ares-Serono Group, a pharmaceutical company, including President of its U.S. pharmaceutical operations and Managing Director of its U.K. pharmaceutical operations. From 1976 to 1980 he held various sales and marketing positions with Eli Lilly & Co., a pharmaceutical company. He is currently a director of the Biotechnology Industry Organization, an industry trade group, and a member of the governing body of its emerging company section. He was also President of the Board of Directors of the Association of Biotechnology Companies, also an industry trade group.

     Alexander E. Barkas has served as a director of the Company since November 1993. He served as Acting CEO of the Company from November 1993 to July 1994 and as Chairman of the Board of Directors of the Company from August 1994 to October 1995. He has been a partner with Kleiner Perkins Caufield & Byers (KPCB), a venture capital investment firm, since 1991, prior to which he was a retained consultant to KPCB for two years. Dr. Barkas also serves as Chairman of the Board of Directors of Geron Corporation and as a director of several privately-held medical technology companies.

     Eugene A. Bauer has served as a director since January 1996 and also served as a director from the Company's inception in February 1993 to September 1995. Dr. Bauer has been Dean of the Stanford University School of Medicine since 1995, Professor, Department of Dermatology, Stanford University School of Medicine since 1988, and Chief of the Dermatology Service at Stanford University Hospital from 1988 to 1995. Previously he was a professor at Washington University School of Medicine from 1982 to 1988. He has served as chairman of two National Institutes of Health study sections of the National Institute of Arthritis and Musculoskeletal and Skin Diseases and has served on a board of scientific counselors for the National Cancer Institute.

     Brian H. Dovey has served as a director of the Company since February 1995. Mr. Dovey has been a general partner of Domain Associates, a venture capital investment firm, since 1988. From 1986 to 1988, Mr. Dovey was President of Rorer Group, Inc., a pharmaceutical company. Mr. Dovey also serves on the board of directors of Creative BioMolecules, Inc., Geron Corporation, NABI, Inc., and Vivus, Inc., all publicly held companies and as a director of several privately held companies.

     John C. Kane has served as a director since March 1997. Mr. Kane joined Cardinal Health, Inc., a healthcare services provider, as President and Chief Operating Officer in March 1993. Prior to joining Cardinal, Mr. Kane served in various operational and management positions at Abbott Laboratories for 19 years, most recently as President of Ross Laboratories Division. Mr. Kane serves on several medical advisory councils and educational foundations.

     Thomas D. Kiley has served as a director of the Company since November 1993. He has been self-employed since 1988 as an attorney, consultant and investor. From 1980 to 1988, he was an officer of Genentech, serving variously as Vice President and General Counsel, Vice President for Legal Affairs and Vice President for Corporate Development. From 1969 to 1980, he was with the Los Angeles law firm of Lyon & Lyon and was a partner in such firm from 1975 to 1980. Mr. Kiley is also a director of Cardiogenesis, Inc., Geron Corporation, Pharmacyclics, Inc. and certain private biotechnology and other companies.

     Kenneth B. Plumlee, was appointed as a director by the board in January 1997. Mr. Plumlee founded Access Health Inc., a healthcare information company, in 1988 and served as President, Chief Executive Officer and Director from 1988 to 1996 and is currently the Chairman of the Board. From 1986 to 1988, Mr. Plumlee was responsible for the development of Ask-A-Nurse at Adventist Health System, which was later acquired by Access Health.

     Joseph J. Ruvane, Jr. has served as a director since November 1995. From 1981 to 1988, Mr. Ruvane served as President, Chief Executive Officer, and Chairman of Glaxo, Inc., a pharmaceutical company. He has also served as an executive director of Glaxo Holdings PLC. Mr. Ruvane currently serves on the board of Intercardia, a public company and serves on the board of Pozen Inc., a private company. He serves on the Thelonious Monk Institute of Jazz National Advisory Board and on the University of Virginia Art and Sciences Alumni Council.

     The Company currently has authorized nine directors. Each director is elected for a period of one year at the Company's annual meeting of stockholders and serves until the next annual meeting or until his successor is duly elected and qualified. The executive officers serve at the discretion of the Board of Directors. There are no family relationships among any of the directors or executive officers of the Company.

BOARD OF DIRECTORS COMMITTEES, COMPENSATION OF DIRECTORS AND OTHER INFORMATION

     All directors hold office until the next annual meeting of stockholders of the Company or until their successors have been elected and qualified. The officers of the Company are appointed annually and serve at the discretion of the Board of Directors.

     The Board of Directors held a total of seven (7) meetings during the year ended December 31, 1996. The Company has an Audit Committee and a Compensation Committee of the Board of Directors. Each incumbent director attended at least 75% of the aggregate number of meetings of the Board of Directors and of the Committees on which such directors served and that were held during the period that such individual was a member of the Board of Directors, except that Mr. Dovey attended five of the seven meetings held. There are no family relationships among executive officers or directors of the Company.

     The Company's Compensation Committee was formed in June 1994 to review and approve the compensation and benefits for the Company's executive officers, administer the Company's stock purchase and stock option plans and make recommendations to the Board of Directors regarding such matters. The committee is currently composed of Mr. Dovey, Petri T. Vainio and Mr. Ruvane. In addition, although no longer a member, Mr. Raab served on the Compensation Committee through October 1996. The Compensation Committee held six (6) meetings during the year ended December 31, 1996.

     The Board of Directors also has an Audit Committee (consisting of Mr. Barkas, Robert E. Curry, Mr. Raab and Mr. Ruvane), which reviews the results and scope of the audit and other services provided by the Company's independent accountants. The Audit Committee held no meetings in 1996, but held two (2) meetings in early 1997 to review the financial matters of the Company for the year ended December 31, 1996.

     Non-employee directors currently receive $1,000 per quarter and $1,000 per meeting for services provided in that capacity and are reimbursed for out-of-pocket expenses incurred in connection with attendance at meetings of the Board of Directors.

     In October 1995, the Company entered into a Consulting Agreement with G. Kirk Raab under which Mr. Raab serves as a director, consultant and the Chairman of the Company's Board of Directors. Pursuant to such agreement, the Company pays Mr. Raab a base annual consulting fee of $150,000. Mr. Raab was also granted an option to purchase 67,450 shares of the Company's Common Stock at an exercise price of $0.45 per share. Such shares vest at the rate of 8,431 shares on April 1, 1996 and 1,405 shares each month thereafter. In January 1996, Mr. Raab was granted an additional option to purchase 50,000 shares of the Company's Common Stock at an exercise of $11.00 per share. Such shares vest at the rate of 6,250 shares on July 29, 1996 and 1,041 shares each month thereafter. In January 1997, Mr. Raab was granted an additional option to purchase 30,000 shares of the Company's Common Stock at an exercise price of $7.125 per share. Such shares will vest at the rate of 7,500 on January 27, 1998 and 1,875 shares each quarter thereafter, provided Mr. Raab continues his service as a director or consultant to the Company. Mr. Raab is reimbursed for out-of-pocket expenses incurred in connection with attendance at meetings of the Board of Directors.

     Non-employee directors of the Company are automatically granted options to purchase shares of the Company's Common Stock pursuant to the terms of the Company's 1995 Directors' Stock Option Plan. The Directors' Plan provides that each person who first becomes a non-employee director of the Company after the date of the Company's initial public offering, shall be granted a non-statutory stock option to purchase 30,000 shares of Common Stock (the "First Option") on the date on which the optionee first becomes a non-employee director of the Company after February 1996. Thereafter, on the date of each annual meeting of the Company's stockholders, each non-employee director (including directors who were not granted a First Option prior to the date of such annual meeting) shall be granted an option to purchase 7,500 shares of Common Stock (a "Subsequent Option") if, on such date, he or she has served on the Company's Board of Directors for at least six months. The Directors' Plan provides that the First Option shall become exercisable in installments as to 25% of the total number of shares subject to the First Option on each of the first, second, third and fourth anniversaries of the date of grant of the First Option; each Subsequent Option shall become exercisable in full on the first anniversary of the date of grant of that Subsequent Option. The exercise price of all stock options granted under the Directors' Plan shall be equal to the fair market value of a share of the Company's Common Stock on the date of grant of the option.

REQUIRED VOTE

     The nine nominees receiving the highest number of affirmative votes of the Company's Common Stock present at the Annual Meeting in person or by proxy and entitled to vote shall be elected as directors.
          ------------------------------------------------------------

                                 PROPOSAL NO. 2

                   APPROVAL OF AMENDMENTS TO 1994 STOCK PLAN

          ------------------------------------------------------------

     At the Annual Meeting, the Company's stockholders are being asked to approve amendments to the Company's 1994 Stock Plan (the "1994 Plan") to (i) increase the number of shares of Common Stock reserved for issuance thereunder by 500,000 shares to an aggregate of 2,000,000 shares and (ii) allow the issuance of option shares to non-employee directors.

GENERAL

     The 1994 Plan was adopted by the Board of Directors in August 1994. The Board of Directors initially reserved 337,253 shares of Common Stock for issuance under the 1994 Plan. The 1994 Plan was approved by the Company's stockholders in August 1994. An additional 1,011,759 shares were approved for issuance under the 1994 Plan in September 1995 and an additional 150,988 shares in January 1996. In January 1997, the Board of Directors amended the 1994 Plan to increase the number of shares reserved for issuance thereunder by 500,000 shares to an aggregate of 2,000,000, for which stockholder approval is requested.

     The Board of Directors believes that, in order to attract qualified employees to the Company and to provide incentive to its current employees and consultants, it is necessary to increase the number of shares available for granting options or rights to purchase Common Stock to such employees and consultants pursuant to the 1994 Plan. In addition, the 1994 Plan does not currently allow option grants to non-employee directors. It is the recommendation of the Board of Directors of the Company to amend the 1994 Plan to allow future grants to non-employee directors. Accordingly, stockholders are being asked to approve the amendments to the 1994 Plan at the Annual Meeting.

     Options granted under the 1994 Plan may be either "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or nonstatutory stock options at the discretion of the Board of Directors and as reflected in the terms of the written option agreement. The Board of Directors, at its discretion, may also grant rights to purchase Common Stock directly, rather than pursuant to stock options, subject to certain restrictions discussed below.

     The 1994 Plan is not a qualified deferred compensation plan under Section 401(a) of the Code, and is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended.

     As of February 28, 1997 options for 1,315,365 shares were outstanding under the 1994 Plan, 174,156 shares had been issued pursuant to the exercise of options granted under such plan and 10,479 shares remained available for future grants. No stock purchase rights have been granted under the 1994 Plan. Shares not purchased under an option prior to its expiration will be available for future option grants under the 1994 Plan. As of February 28, 1997, the aggregate fair market value of shares subject to outstanding options under the 1994 Plan was $9,865,237.50, based upon the closing price of the Common Stock as reported on The Nasdaq Stock Market on such date. The actual benefits, if any, to the holders of stock options issued under the 1994 Plan are not determinable prior to exercise as the value, if any, of such stock options to their holders is represented by the difference between the market price of a share of the Company's Common Stock on the date of exercise and the exercise price of a holder's stock option, as set forth below. No options to purchase shares of Common Stock were granted during the fiscal year ended December 31, 1996 under the Company's 1994 Plan to the Company's executive officers.

PURPOSE

     The purposes of the 1994 Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to employees and consultants of the Company and to promote the success of the Company's business.

ADMINISTRATION

     The 1994 Plan may be administered by the Board of Directors or by a committee (or committees) of the Board of Directors. The 1994 Plan is currently being administered by the Compensation Committee of the Board of Directors. Members of the Compensation Committee receive no additional compensation for their services in connection with the administration of the 1994 Plan. All questions of interpretation of the 1994 Plan are determined by the Compensation Committee and its decisions are final and binding upon all participants.

ELIGIBILITY

     The 1994 Plan provides that either incentive stock options or nonstatutory stock options may be granted to employees (including officers and directors who are also employees) of the Company or any of its subsidiaries. In addition, the 1994 Plan currently provides that nonstatutory stock options may be granted to consultants (excluding directors who are not compensated for their services or are paid only a director's fee by the Company) of the Company or any of its subsidiaries. A proposed amendment to the 1994 Plan, which stockholders are requested to approve, would make non-employee directors also eligible for grants of non-statutory stock options.

     The Board of Directors or its committee selects the optionees and determines the number of shares to be subject to each option. In making such determination, certain factors are taken into account, including the duties and responsibilities of the optionee, the value of the optionee's services, the optionee's present and potential contribution to the success of the Company, and other relevant factors.

     The 1994 Plan provides that the maximum number of shares of Common Stock which may be granted under options to any one employee during any fiscal year shall be 150,000, subject to adjustment as provided in the 1994 Plan. There is also a limit on the aggregate market value of shares subject to all incentive stock options that may be granted to an optionee during any calendar year.

TERMS OF OPTIONS

     Each option is evidenced by a stock option agreement between the Company and the optionee. Each option is subject to the following additional terms and conditions:

          (a) Exercise of the Option. The Board of Directors or its committee determines when options may be exercised. An option is exercised by giving written notice of exercise to the Company specifying the number of full shares of Common Stock to be purchased and by tendering payment of the purchase price. The purchase price of the shares purchased upon exercise of an option shall be paid in consideration of such form as is determined by the Board of Directors or its committee and specified in the option agreement, and such form of consideration may vary for each option.

          (b) Exercise Price. The exercise price under the 1994 Plan is determined by the Board of Directors or its committee and may not be less than 100 percent of the fair market value of the Common Stock on the date the option is granted for incentive stock options, or 85 percent for most nonstatutory stock options. The fair market value per share is equal to the closing price on The Nasdaq Stock Market on the date of grant. In the case of an option granted to an optionee who owns more than ten percent of the total combined voting power of all classes of stock of the Company or any of its subsidiaries (a "10% Stockholder"), the exercise price must not be less than 110 percent of the fair market value on the date of grant. In the case of an option granted to an optionee who is the Company's Chief Executive Officer or among the four other highest compensated officers, the exercise price must not be less than 100 percent of the fair market value on the date of grant.

          (c) Termination of Service. If the optionee's employment or consulting relationship terminates for any reason other than disability or death, options under the 1994 Plan may be exercised not later than the period of time determined by the Board or its committee after such termination and may be exercised only to the extent the option was exercisable on the date of termination. In no event may an option be exercised by any person after the expiration of its term.

          (d) Disability. If an optionee is unable to continue his or her employment or consulting relationship with the Company as a result of his total and permanent disability, options may be exercised within six months (or such other period of time not exceeding twelve months as is determined by the Board of Directors or its committee at the time of grant) of termination and may be exercised only to the extent the option was exercisable on the date of termination, but in no event may the option be exercised after the expiration of its term. In the event that the disability is total and permanent, options may be exercised within twelve months of termination (but in no event later that the expiration date).

          (e) Death. Under the 1994 Plan, if an optionee should die during the term of the option, options may be exercised within twelve months after the date of death to the extent the options were exercisable on the date of death. In no event, however, may the option be exercised after expiration of its term.

          (f) Termination of Options. The 1994 Plan provides that options granted under the 1994 Plan have the term provided in the option agreement. In general, these agreements currently provide for a term of ten years. Incentive stock options granted to an optionee who, immediately before the grant of such option, is a 10% Stockholder, may not in any case have a term of more than five years. No option may be exercised by any person after its expiration.

          (g) Option Not Transferable. An option is nontransferable by the optionee other than by will or the laws of descent and distribution, and is exercisable only by the optionee during his or her lifetime or, in the event of the optionee's death, by a person who acquires the right to exercise the option by bequest or inheritance or by reason of the death.

          (h) Acceleration of Options. In the event of a merger or consolidation in which the Company is not the surviving entity, the Board of Directors is obligated to either accomplish a substitution or assumption of options or give thirty days' notice of the discretionary acceleration of the optionee's right to exercise his or her outstanding options as to all of the optioned stock at any time within thirty days of such notice.

RESTRICTED STOCK PURCHASE RIGHTS

     The 1994 Plan permits the granting of rights to purchase Common Stock of the Company either alone, in addition to, or in tandem with other awards made by the Company. Upon the granting of a stock purchase right under the 1994 Plan, the offeree is advised in writing of the terms, conditions and restrictions related to the offer, including the number of shares of Common Stock that such person is entitled to purchase, the price to be paid and the time in which such person must accept such offer. The purchase price for stock purchased pursuant to such rights shall not be less than 85 percent of the fair market value of such shares on the date of grant (or 100 percent of the fair market value if the person is a Named Executive Officer, or 10% Stockholder). Stock purchase rights granted to persons subject to Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), will be subject to any restrictions necessary to comply with Rule 16b-3.

     Unless the Administrator of the 1994 Plan determines otherwise, the underlying stock purchase agreement for stock purchased pursuant to a stock purchase right granted under the 1994 Plan will grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment with the Company for any reason (including death or disability). The purchase price for shares repurchased shall be the original purchase price paid by the purchaser.

ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

     In the event any change, such as a stock split or dividend, is made in the Company's capitalization that results in an increase or decrease in the number of outstanding shares of Common Stock without receipt of consideration by the Company, appropriate adjustment shall be made in the exercise price of each outstanding option, the number of shares subject to each option, the annual limitation on grants to employees, as well as the number of shares available for issuance under the 1994 Plan. In the event of the proposed dissolution or liquidation of the Company, each option will terminate unless otherwise provided by the Board of Directors or its committee.

PLAN BENEFITS

     The following table sets forth information with respect to the stock options granted to the Named Executive Officers, all current executive officers as a group, all directors, and all employees and consultants (including all current officers who are not executive officers) as a group under the 1994 Plan as of February 28, 1997.

                                                NUMBER OF SHARES SUBJECT
                                                TO OPTIONS GRANTED UNDER          WEIGHTED AVERAGE
                       NAME                        THE 1994 STOCK PLAN        EXERCISE PRICE PER SHARE
    ------------------------------------------  -------------------------     ------------------------
    Thomas G. Wiggans.........................           246,142                      $ 3.1587
    Cynthia M. Butitta........................            87,319                      $ 2.8974
    Richard J. Hammel.........................            82,953                      $ 2.0553
    W. Scott Harkonen.........................           109,312                      $ 1.9725
    David A. Lowin............................            70,835                      $ 2.1423
    Ernst Rinderknecht........................            69,208                      $ 1.6996
    Edward P. Amento (1)......................            28,104                      $ 0.4448
    Alexander E. Barkas.......................            16,862                      $ 0.4448
    Robert E. Curry...........................            16,862                      $ 0.4448
    Brian H. Dovey............................            16,862                      $ 0.4448
    Thomas D. Kiley...........................            30,000                      $ 1.5073
    G. Kirk Raab..............................           117,450                      $ 4.9382
    Joseph J. Ruvane, Jr......................            30,000                      $ 3.1073
    Petri T. Vainio...........................            16,862                      $ 0.4448
    All current executive officers as a group
      (6 persons).............................           665,769                      $ 2.5324
    All current non-employee directors as a
      group (10 persons)......................           273,002                      $ 2.7873
    All employees (including all current
      officers who are not executive officers)
      as a group (40 persons).................           428,027                      $ 5.0788

---------------

(1) Resigned as an executive officer of the Company in October 1996. See "Employment Agreements."

AMENDMENT AND TERMINATION

     The Board of Directors may amend the 1994 Plan at any time or from time to time or may terminate it without approval of the stockholders; provided, however, that stockholder approval is required for any amendment to the 1994 Plan that increases the number of shares that may be issued under the 1994 Plan, changes the class of persons eligible to receive options, modifies the limitation on grants to employees described in the 1994 Plan, results in other changes which would require stockholder approval to qualify options granted under the 1994 Plan as performance-based compensation under Section 162(m) of the Code, or, would require stockholder approval in order to preserve qualification of the 1994 Plan under SEC Rule 16b-3. However, no action by the Board of Directors or stockholders may alter or impair any option previously granted under the 1994 Plan. The 1994 Plan shall terminate in August 2004, provided that any options then outstanding under the 1994 Plan shall remain outstanding until they expire by their terms.

UNITED STATES FEDERAL INCOME TAX INFORMATION

     The following is a brief summary of the U.S. federal income tax consequences of transactions under the 1994 Plan based on federal income tax laws in effect on the date of this Proxy Statement. This summary is not intended to be exhaustive and does not address all matters which may be relevant to a particular optionee based on his or her specific circumstances. The summary addresses only current U.S. federal income tax law and expressly does not discuss the income tax laws of any state, municipality, non-U.S. taxing jurisdiction or gift, estate or other tax laws other than federal income tax law. The Company advises all optionees to consult their own tax advisors concerning tax implications of option grants and exercises, the disposition of stock acquired upon such exercises, and purchases and dispositions of stock under stock purchase rights, under the 1994 Plan.

     Options granted under the 1994 Plan may be either incentive stock options, which are intended to qualify for the special tax treatment provided by Section 422 of the Code, or nonstatutory stock options, which will not so qualify. If an option granted under the 1994 Plan is an incentive stock option, the optionee will recognize no income upon grant of the incentive stock option and will incur no tax liability due to the exercise except to the extent that such exercise causes the optionee to incur alternative minimum tax. (See discussion below). The Company will not be allowed a deduction for federal income tax purposes as a result of the exercise of an incentive stock option regardless of the applicability of the alternative minimum tax. Upon the sale or exchange of the shares more than two years after grant of the option and one year after exercise of the option by the optionee, any gain will be treated as a long-term capital gain. If both of these holding periods are not satisfied, the optionee will recognize ordinary income equal to the difference between the exercise price and the lower of the fair market value of the Common Stock at the date of the option exercise or the sale price of the Common Stock. The Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Any gain or loss recognized on a disposition of the shares prior to completion of both of the above holding periods in excess of the amount treated as ordinary income will be characterized as long-term capital gain if the sale occurs more than one year after exercise of the option or as short-term capital gain if the sale is made earlier. For individual taxpayers, the current U.S. federal income tax rate on long-term capital gains is capped at 28%, whereas the maximum rate on other income is 39.6%. Capital losses for individual taxpayers are allowed in full against capital gains plus $3,000 of other income.

     All other options that do not qualify as incentive stock options are referred to as nonstatutory stock options. An optionee will not recognize any taxable income at the time he or she is granted a nonstatutory stock option. However, upon its exercise, the optionee will recognize ordinary income for tax purposes measured by the excess of the fair market value of the shares over the exercise price. The income recognized by an optionee who is also an employee of the Company will be subject to income and employment tax withholding by the Company by payment in cash by the optionee or out of the optionee's current earnings. Upon the sale of such shares by the optionee, any difference between the sale price and the fair market value of the shares as of the date of exercise of the option will be treated as capital gain or loss, and will qualify for long-term capital gain or loss treatment if the shares have been held for more than one year.

ALTERNATIVE MINIMUM TAX

     The exercise of an incentive stock option may subject the optionee to the alternative minimum tax under Section 55 of the Code. The alternative minimum tax is calculated by applying a tax rate of 26% to alternative minimum taxable income of joint filers up to $175,000 ($87,500 for married taxpayers filing separately) and 28% to alternative minimum taxable income above that amount. Alternative minimum taxable income is equal to (i) taxable income adjusted for certain items, plus (ii) items of tax preference less (iii) an exemption amount of $45,000 for joint returns, $33,750 for unmarried individual returns and $22,500 in the case of married taxpayers filing separately (which exemption amounts are phased out for upper income taxpayers). Alternative minimum tax will be due if the tax determined under the foregoing formula exceeds the regular tax of the taxpayer for the year.

     In computing alternative minimum taxable income, shares purchased upon exercise of an incentive stock option are treated as if they had been acquired by the optionee pursuant to the exercise of a nonstatutory stock option. As a result, the optionee recognizes alternative minimum taxable income equal to the excess of the fair market value of the Common Stock on the date of exercise over the option exercise price. Because the alternative minimum tax calculation may be complex, optionees should consult their own tax advisors prior to exercising incentive stock options.

     If an optionee pays alternative minimum tax as a result of the ISO exercise, the amount of such tax may be carried forward as a credit against any subsequent year's regular tax in excess of the alternative minimum tax for such year.

REQUIRED VOTE

     The approval of the amendments to the 1994 Stock Plan to increase the number of shares reserved for issuance thereunder by 500,000 shares and to allow the issuance of options to non-employee directors requires the affirmative vote of the holders of a majority of the shares of the Company's Common Stock present at the Annual Meeting in person or by proxy and entitled to vote.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     The Board of Directors recommends a vote FOR the approval of the amendment to the 1994 Plan and the reservation of shares for issuance thereunder. The effect of an abstention is the same as that of a vote against the approval of the adoption of the amendment to the 1994 Plan.

          ------------------------------------------------------------

                                 PROPOSAL NO. 3

                     APPROVAL OF AMENDMENT TO THE COMPANY'S
                      AMENDED AND RESTATED CERTIFICATE OF
                      INCORPORATION TO EFFECT NAME CHANGE

          ------------------------------------------------------------

     The Company is asking its stockholders to approve a proposal to amend the Company's Amended and Restated Certificate of Incorporation (the "Restated Certificate") in order to change the name of the Company from Connective Therapeutics, Inc. to Connetics Corporation. The Board of Directors has unanimously approved such an amendment to the Restated Certificate. If the corporate name change is approved by the stockholders, it is anticipated that the Company's Common Stock will continue to be traded under the symbol "CNCT."

     The Company desires to change the name of the Company from Connective Therapeutics, Inc. to Connetics Corporation as it begins to establish a commercial presence. The decision was made to change to a shorter name because the Company believes it is easier to remember and denotes an organization that is energetic and dynamic with significant forward momentum.

     Upon consummation of the proposed change of name it will not be necessary to surrender stock certificates. Instead, when certificates are presented for transfer, new stock certificates bearing the name Connetics Corporation will be issued.

     If any action, suit, proceeding or claim is instituted, made or threatened, relating to the name change, which makes effectuation of the name change inadvisable in the opinion of the Company's Board of the Directors or there exists any other circumstance which would make consummation of the name change inadvisable in the opinion of the Board of Directors, the proposal to amend the Restated Certificate may be terminated by the Board of Directors either before or after approval of the name change by the stockholders.

REQUIRED VOTE

     Approval of adoption of the Certificate of Amendment in order to change the name of the Company requires the affirmative vote of the holders of a majority of the shares of the Company's Common Stock present at the Annual Meeting in person or by proxy and entitled to vote.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     The Board of Directors recommends that the stockholders vote FOR this proposal to adopt the Certificate of Amendment whereby the Company's name will be changed to Connetics Corporation.
          ------------------------------------------------------------

                                 PROPOSAL NO. 4

                          RATIFICATION OF SELECTION OF
                              INDEPENDENT AUDITORS

          ------------------------------------------------------------

     The firm of Ernst & Young LLP served as independent auditors for the Company for the year ended December 31, 1996. The Board of Directors has selected that firm to continue in this capacity for the current fiscal year. The Company is asking the stockholders to ratify the selection by the Board of Directors of Ernst & Young LLP, as independent auditors, to audit the accounts and records of the Company for the year ending December 31, 1997, and to perform other appropriate services. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting to respond to stockholders' questions, and if he or she so desires, will be given an opportunity to make a brief statement.

     The Board of Directors recommends a vote IN FAVOR OF the ratification of the selection of Ernst & Young LLP. In the event that a majority of the shares voted at the Annual Meeting do not vote for the ratification, the Board of Directors will reconsider such selection. Under all circumstances, the Board of Directors retains the corporate authority to change the auditors at a later date.

                 EXECUTIVE COMPENSATION AND RELATED INFORMATION

REPORT OF THE COMPENSATION COMMITTEE

     The Compensation Committee of the Board of Directors has general responsibility for establishing the compensation of the Company's executive officers and administers the Company's 1994 Stock Plan under which grants may be made to such individuals.

  General Compensation Policy.

     Under the supervision of the Compensation Committee, the Company's compensation policy is designed to attract and retain qualified key executives critical to the Company's growth and long-term success. The Compensation Committee seeks to have a portion of each executive's compensation contingent upon the Company's performance as well as upon the individual's personal performance. Accordingly, each executive officer's compensation package is comprised of three elements: (i) base salary that reflects individual performance and expertise, (ii) variable bonus awards payable in cash and tied to the achievement of certain performance goals that the Compensation Committee establishes from time to time for the Company or the individual and (iii) long-term stock-based incentive awards that are designed to strengthen the mutuality of interests between the executive officers and the Company's stockholders. In January of each year, the Compensation Committee reviews the compensation for executive officers (including stock option holdings) and makes adjustments according to the criteria set forth in this Report.

     Base Salary

     The level of base salary is established primarily on the basis of the individual's qualifications and relevant experience, the strategic goals for which he or she has responsibility, the compensation levels at companies that compete with the Company for business and executive talent (particularly in the biopharmaceutical industry), and the incentives necessary to attract and retain qualified management. Base salary is adjusted each year to take into account the individual's performance and to maintain a competitive salary structure.

     Cash-Based Incentive Compensation

     Cash bonuses are awarded to executive officers on the basis of their success in achieving designated individual goals and the Company's success in achieving specific company-wide goals, such as product development milestones, the progress of clinical trials, successful product acquisitions or financings, and stock price appreciation.

     Long-Term Incentive Compensation

     The 1994 Stock Plan provides executives and other key employees with incentives to maximize long-term stockholder values. Stock option grants under this plan by the Compensation Committee give the recipient a significant equity stake in the Company and thereby closely align his or her interests with those of the Company's stockholders. Factors considered in making such grants include the individual's position in the Company, his or her performance and responsibilities, and internal comparability considerations. No stock option grants were made in fiscal 1996 to the executive officers named in the Summary Compensation Table below, although grants have been made to such officers in other years. See "Proposal No. 2: Approval of Amendments to 1994 Stock
Plan -- Plan Benefits."

     Each option grant allows the executive to acquire shares of Common Stock at a fixed price per share (the fair market value on the date of grant) over a specified period of time (up to 10 years). The options typically vest in periodic installments over a four-year period, contingent upon the executive officer's continued employment with the Company. Accordingly, the option will provide a return to the executive officer only if he or she remains in the Company's service, and then only if the market price of the Common Stock appreciates over the option term.

     CEO Compensation

     In setting the compensation payable during fiscal 1996 to the Company's Chief Executive Officer, Thomas G. Wiggans, the Committee used the same factors as described above for the executive officers. The Compensation Committee reviewed Mr. Wiggans' compensation relative to comparables in the biopharmaceutical industry and his performance over the last twelve (12) months in achieving the Company's goals. Mr. Wiggans' annual base salary was set in March 1996 at $280,000 with no change in base salary for 1997. In evaluating Mr. Wiggans' attainment of corporate goals and achievement of key milestones, the Compensation Committee awarded him a cash bonus of $80,000 in February 1996, upon the successful completion of company milestones including the Company's initial public offering, and a cash bonus of $40,000 in January 1997 for the achievement of the Company's corporate goals for 1996 (in particular, additional financings and the initiation of pivotal clinical trials for several of the Company's products). In addition, as part of Mr. Wiggans' overall compensation package, the Committee in 1996 forgave repayment of principal and interest owed by Mr. Wiggans on two loans for a total of $76,809.

                            Compensation Committee:

                                 Brian H. Dovey
                             Joseph J. Ruvane, Jr.
                                Petri T. Vainio

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The members of the Compensation Committee are Brian H. Dovey, Joseph J. Ruvane, Jr. and Petri T. Vainio. In addition, although no longer a member, Mr. Raab served on the Compensation Committee through October 1996. None of these individuals was at any time during the year ended December 31, 1996 or at any other time an officer or employee of the Company, except that Mr. Raab is the Chairman of the Board of Directors.

     No executive officer of the Company serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the Company's Board of Directors or Compensation Committee.

STOCK PERFORMANCE GRAPH

     The following graph shows a comparison of cumulative total stockholder returns for the Company, the NASDAQ Composite Index, and the Nasdaq Pharmaceutical Index for the period commencing January 31, 1996, the date of the initial public offering of the Company's Common Stock, to the last day of the Company's fiscal year ended December 31, 1996.

                                                                                  NASDAQ
        MEASUREMENT PERIOD                               NASDAQ COMPOSITE     PHARMACEUTICAL
      (FISCAL YEAR COVERED)             CONNECTIVE             INDEX               INDEX
2/1/96                                     100                 100                 100
2/29/96                                     91                 103                  97
3/29/96                                     71                 103                  95
4/30/96                                     78                 112                 100
5/31/96                                     98                 117                 103
6/28/96                                     89                 112                  78
7/31/96                                     62                 102                  82
8/30/96                                     54                 107                  88
9/30/96                                     76                 116                  94
10/31/96                                    71                 114                  90
11/29/96                                    66                 121                  89
12/31/96                                    73                 121                  91

     Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, which might incorporate future filings made by the Company under those statutes, the preceding Compensation Committee Report on Executive Compensation and Performance Graph are not to be incorporated by reference into any of those previous filings; nor is such report or graph to be incorporated by reference into any future filings which the Company may make under those statutes.

                 SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

EXECUTIVE COMPENSATION

     The following table sets forth certain compensation paid by the Company during the fiscal years ended December 31, 1996 and December 31, 1995 to the Company's Chief Executive Officer and the Company's five other most highly compensated executive officers during fiscal 1996 (collectively, the "Named Executive Officers"):

                           SUMMARY COMPENSATION TABLE

                                                           ANNUAL COMPENSATION
                                 FISCAL YEAR    -----------------------------------------
                                    ENDED                                 OTHER ANNUAL         ALL OTHER
  NAME AND PRINCIPAL POSITION    DECEMBER 31,   SALARY($)   BONUS($)   COMPENSATION($)(1)   COMPENSATION($)
-------------------------------  ------------   ---------   --------   ------------------   ---------------
Thomas G. Wiggans..............    1996         $ 270,833   $120,000         $3,163            $  76,809(2)
  President and Chief Executive    1995         $ 225,000   $ 20,000         $1,240            $  25,959(3)
     Officer
Edward P. Amento, M.D.(4)......    1996         $ 187,500   $ 95,000         $1,926            $ 144,472(5)
  Formerly, Executive Vice         1995         $ 226,155   $ 20,000         $    0            $   3,340(6)
     President of Scientific
     and Medical Affairs
W. Scott Harkonen..............    1996         $ 210,000   $ 26,000         $1,288            $       0
  Senior Vice President,           1995         $  70,000   $ 40,782         $    0            $  20,262(7)
     Product Development and
     Operations
Cynthia M. Butitta.............    1996         $ 175,000   $ 20,000         $  612            $       0
  Vice President, Finance and      1995         $  14,133   $      0         $    0            $  25,000(8)
     Administration and Chief
     Financial Officer
David A. Lowin, Esq............    1996         $ 172,500   $ 30,000         $  598            $       0
  Vice President, Intellectual     1995         $ 148,542   $ 25,000         $    0            $       0
     Property and Chief Patent
     Counsel
Richard J. Hammel..............    1996         $ 165,000   $ 17,500         $1,613            $       0
  Vice President, Commercial       1995         $  55,000   $ 10,000         $    0            $       0
     Development

---------------

(1) Represents term life insurance premiums paid by the Company for the benefit of the Named Executive Officer.

(2) Represents debt forgiveness on a loan. See "Certain Relationships and Related Transactions."

(3) Represents $253 for taxes paid in conjunction with a bonus and $25,706 for relocation expenses.

(4) Resigned from the Company in October 1996, but has been retained as a consultant. See "Certain Relationships and Related Transactions."

(5) Represents $99,922 for taxes paid by the Company on Dr. Amento's behalf in conjunction with a bonus, $7,050 paid to Dr. Amento allowing him to repay accrued interest on an outstanding loan and $37,500 in consulting fees.

(6) Represents reimbursement for disability insurance paid by the executive.

(7) Represents relocation and moving expenses.

(8) Represents bonus upon hire.

                       OPTION GRANTS IN LAST FISCAL YEAR

     There were no stock options granted to the Named Executive Officers during the fiscal year ended December 31, 1996. In addition, no stock appreciation rights were granted to these individuals during the year.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

     The following table sets forth information for the Named Executive Officers with respect to exercises of options to purchase common stock in the fiscal year ended December 31, 1996.

                                                            NUMBER OF SHARES UNDERLYING      VALUE OF UNEXERCISED
                                                              UNEXERCISED OPTIONS AT         IN-THE-MONEY OPTIONS
                                                                  FISCAL YEAR END            AT FISCAL YEAR END(1)
                         SHARES ACQUIRED                    ---------------------------   ---------------------------
         NAME              ON EXERCISE     VALUE REALIZED   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
-----------------------  ---------------   --------------   -----------   -------------   -----------   -------------
Thomas G. Wiggans......           0           $      0         42,624        103,518       $ 332,689      $ 807,979
Edward P. Amento(2)....       6,000           $ 39,331          1,729         20,375       $  13,495      $ 159,031
W. Scott Harkonen......           0           $      0         25,762         58,550       $ 201,078      $ 456,994
Cynthia M. Butitta.....           0           $      0         20,398         54,921       $ 122,920      $ 330,959
David A. Lowin, Esq....           0           $      0          9,180         22,296       $  71,652      $ 174,025
Richard J. Hammel......           0           $      0         19,203         43,750       $ 149,883      $ 341,478

---------------

(1) Based on the closing price of the Company's Common Stock on December 31, 1996 as reported on the NASDAQ National Market ($8.25 per share), minus the per share exercise price, multiplied by the number of shares underlying the option.

(2) Resigned as an executive officer of the Company in October 1996 but has been retained as a consultant through July 1997 and remained a member of the Board.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In June 1994, the Company entered into an employment agreement with Thomas
G. Wiggans, the President and Chief Executive Officer of the Company (the "Wiggans Employment Agreement"). Pursuant to such agreement, Mr. Wiggans receives an annual base salary of $225,000, subject to annual review. In addition, Mr. Wiggans acquired 146,142 shares of Common Stock for $0.45 per share pursuant to a restricted stock purchase agreement. These shares are subject to repurchase by the Company, at the original $0.45 per share purchase price, upon Mr. Wiggans' cessation of service prior to vesting in those shares. The shares are released from the Company's repurchase option at 1/10th after 6 months of employment and 1/60th each month thereafter. In connection with the share purchase, the Company loaned $65,000 to Mr. Wiggans pursuant to a promissory note secured by the 146,142 shares of Common Stock purchased by Mr. Wiggans. The Wiggans Employment Agreement also entitles Mr. Wiggans to receive continuation of salary and benefits and continuation of vesting with respect to all of the Company's Common Stock held by Mr. Wiggans for nine months following the termination of his employment from the Company other than for cause, and to the payment of premiums on a life insurance policy in the amount of $1,000,000. The Wiggans Employment Agreement also provided for reimbursement by the Company of up to $110,000 for combined actual relocation and housing expenses. Additionally, the Company and Mr. Wiggans have entered into two interest-bearing loan agreements for up to $108,000 and for $225,000, respectively, both of which are secured by the 146,142 shares of Common Stock held by Mr. Wiggans. Amounts drawn on the $108,000 loan are due on the third anniversary of the date of each draw. The principal balance owed to the Company under the $108,000 loan was $72,000, which was also the largest aggregate amount that was outstanding, payable under two $36,000 promissory notes with interest at 5.63% and 5.73% per annum, respectively. These two loans were forgiven in 1996 as part of Mr. Wiggans' overall annual compensation package for a total of $76,809, which includes principal plus interest. The remaining $36,000 related to the original loan of $108,000 was loaned in July 1996 and payable under a promissory note with interest at 6.15% per annum. The current balance owed, as of February 28, 1997, to the Company under this loan is $37,321.26. The Board of Directors will consider forgiveness of this loan and accrued interest as it becomes due as part of Mr. Wiggans' overall annual compensation package. The $225,000 loan accrued interest at the rate of 7.05% per annum and became due originally upon release of the underwriters' lock up with respect to the Company's initial public offering. This loan was amended and restated in July 1996. The new principal amount of the loan is $256,401.10 at an interest rate of 6.74% per annum. Under the restated terms, $50,000 principal amount plus interest accrued to date shall be due and payable on each of July 31, 1997, July 31, 1998, July 31, 1999, July 31, 2000 and July 31, 2001. The current balance owed, as of February 28, 1997, to the Company under this loan is $266,481.84, which is also the largest amount that has been outstanding. The balance of the principal amount outstanding plus all accrued interest shall be due and payable on July 31, 2001.

     In November 1993, the Company entered into an employment agreement with Edward Amento, M.D., who was Executive Vice President, Research and Preclinical Development of the Company until October 1996 and who remains a director of the Company up to the Annual Meeting. Pursuant to such agreement, Dr. Amento received an annual base salary of $175,000, subject to annual review. Effectively May 1, 1994, Dr. Amento's base salary was increased to $225,000. Dr. Amento was also eligible for a performance bonus of up to $5,000 per quarter and a bonus of $85,000, net of taxes, upon the Company's successful completion of an initial public offering. In addition, pursuant to the employment agreement, the Company loaned Dr. Amento $105,000, of which $20,000 was repaid in 1995. The outstanding principal and accrued interest of $92,051 was repaid in May 1996. Pursuant to a Stock Restriction Agreement and a Common Stock Purchase Agreement, shares of Common Stock held by Dr. Amento are subject to repurchase by the Company at the original purchase price in the event of cessation of service to the Company. The shares are released from the Company's repurchase option at 1/48th of the original purchase of 134,900 shares per month. In addition, Dr. Amento acquired 57,557 shares pursuant to a Restricted Stock Purchase Agreement which specified the vesting of such shares based upon completion of certain milestones or a fixed number of years. In July 1996, five of the required six milestones had been met (resulting in 5/6 of the shares being vested), and the Board approved the vesting of the final 1/6 portion of the Shares, since the Board determined that it was no longer in the Company's interest to pursue the one unmet milestone. In the event of a change of control of the Company, all of the shares held by Dr. Amento are immediately released from the Company's right of repurchase.

     In October 1996, the Company and Dr. Amento, entered into a Laboratory Services Agreement, which agreement will be assigned by Dr. Amento to a not-for-profit laboratory to be established by Dr. Amento. Under the terms of the agreement, Dr. Amento will conduct research, including research on behalf of the Company. Pursuant to this agreement, the Company has agreed to provide $250,000 to assist in establishing the laboratory and an additional grant of $100,000 per year starting upon the opening of the laboratory and the execution of a Sponsored Research Agreement to be agreed upon between the parties to cover two years of directed research at the laboratory relating to relaxin diagnosis and therapeutics and TCR peptides for diagnosis and therapeutic autoimmune disease applications. The Company will also provide clinical space and researchers, along with costs to support three full time employees at the laboratory. The Company will have all intellectual property rights arising from directed research projects fully funded by the Company and will have a right of first negotiation for certain other intellectual property developed by the laboratory.

     In conjunction with the Laboratory Services Agreement, the Company also entered into an agreement with Dr. Amento. Pursuant to this agreement, Dr. Amento resigned his employment relationship with the Company effective October 31, 1996, and became a consultant to the Company. For the first nine months' of consulting work, Dr. Amento will receive a fee of $18,750 per month; after such initial nine month period (and for consulting services exceeding one day per week during the initial nine months), Dr. Amento will be compensated at a rate of $2,000 per day. The Company will also pay Dr. Amento $25,000 for each successfully completed transaction in which his consultation was requested, by the Company and given by Dr. Amento. Dr. Amento will be provided $24,000 over six months for office expenses. Also under the Agreement, Dr. Amento will resign his position as a director on or before June 30, 1997.

     On December 7, 1995, the Company entered into a Master Bridge Loan Agreement with certain stockholders of the Company (the "Bridge Investors"), pursuant to which such Bridge Investors severally and unconditionally agreed to lend up to a maximum aggregate total of $5 million to the Company. No loans were made under this Agreement, and the Company's ability to call for any loans expired upon the closing of the Company's initial public offering in February 1997. In consideration for this commitment, in February 1996, the Company delivered to each such Bridge Investor a warrant to purchase a number of shares of Common Stock equal to (a) the original face principal amount of such Bridge Investor's commitment times (b) 5%, divided by (c) $11.00, the price per share of the initial public offering. The exercise price of the warrants is $11.00 per share. The following five percent stockholders of the Company are Bridge
Investors: Kleiner

Perkins Caufield & Byers VI, L.P., Sierra Ventures IV, L.P., Sprout Capital VII, L.P., and Domain Partners III, L.P. See "Principal Stockholders."

     In October 1995, the Company entered into a consulting agreement with G. Kirk Raab, the Chairman of the Company's Board of Directors. See
"Management -- Board of Directors Committees; Compensation of Directors and Other Information."

     In March 1996, the Board authorized the Company to enter into individual agreements with each of the Company's directors and executive officers to provide in the event of a merger or acquisition of the Company and another entity, all stock options held by such person will automatically vest in full
(i) unless the Company is the surviving entity after such transaction and the Company's stockholders immediately prior to such transaction own a majority of the outstanding securities of the surviving entity or (ii) if, as the result of such transaction, the officer or director's position with the Company is terminated or his or her responsibilities are adversely changed or reduced without his or her written consent within twelve months of such transaction.

     In December 1996, the Company acquired the exclusive U.S. and Canadian rights to Ridaura(R) (auranofin), a disease modifying antirheumatic drug, from SmithKline Beecham Corporation and related entities ("SmithKline"). As consideration to SmithKline, the Company provided a $3 million upfront cash payment, an $11.0 million promissory note, 637,733 shares of the Company's common stock, and an obligation to pay up to $6.0 million in sales-based royalty payments, for an aggregate purchase price of up to $29.0 million. The promissory note is payable in two installments in January 1998 and January 1999 (of $6.0 million and $5.0 million, respectively) and is secured by the intellectual property acquired from SmithKline. The total value of the shares issued to SmithKline is required to be $9.0 million on December 31, 1997; to achieve such value, the Company may be obligated to issue additional shares to SmithKline on such date, or may repurchase a portion of the originally-issued shares to reduce the market value of the remaining shares to $9.0 million. Under a related Transitional Services Agreement, customer orders and distribution for the product will continue to be managed by SmithKline through 1997. SmithKline will receive no additional consideration for performing such services. The parties also entered into a Supply Agreement, under which SmithKline will manufacture and supply Ridaura(R) (in final finished package form) to the Company for an initial term of five years. As a result of the share issuance, SmithKline became the beneficial owner of more than five percent of the Company's Common Stock. See "Common Stock Ownership of Certain Beneficial Owners and Management."

     The Company believes that all of the transactions set forth above were made on terms no less favorable to the Company than could have been obtained from unaffiliated third parties. All future transactions, including loans, between the Company and its officers, directors, principal stockholders and their affiliates will be approved by a majority of the Board of Directors, including a majority of the independent and disinterested directors, and will continue to be on terms no less favorable to the Company than could be obtained from unaffiliated third parties.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     The members of the Board of Directors, the executive officers of the Company and persons who hold more than ten percent (10%) of the Company's outstanding Common Stock are subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934, which requires such individuals to file reports with respect to their ownership of and transactions in the Company's securities. Officers, directors and greater than ten percent (10%) stockholders are required to furnish the Company with copies of all such reports they file.

     Based upon the copies of those reports furnished to the Company and written representations that no other reports were required to be filed, the Company believes that all reporting requirements under Section 16(a) for the year ended December 31, 1996 were met in a timely manner by executive officers, Board members and greater than ten percent (10%) stockholders, except (i) Alexander E. Barkas, a director of the Company, was late to file a Form 4 reporting one transaction, a 16,000 share acquisition, in August 1996, (ii) Edward P. Amento, a director of the Company, was late to file a Form 4 reporting one transaction, an exercise of a stock option in October 1996 and (iii) several general partners of Domain Partners III, a principal stockholder, were late to file Form 3's in connection with the Company's becoming a public company in February 1996.

       COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information known to the Company with respect to the beneficial ownership of the Company's Common Stock as of February 28, 1997 by (i) all persons who are beneficial owners of five percent or more of the Company's Common Stock, (ii) each director and nominee, (iii) each executive officer of the Company, and (iv) all current directors and executive officers as a group. Except as otherwise indicated, the Company believes that the beneficial owners of the Common Stock listed below, and the information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable.

                                                                    NUMBER OF
                                 NAME                               SHARES(1)     PERCENTAGE
    --------------------------------------------------------------  ---------     ----------
    Sierra Ventures IV, L.P.(2)...................................    830,564         9.1%
      3000 Sand Hill Road
      Building 4, Suite 210
      Menlo Park, CA 94025
    Sprout Capital VII, L.P.(3)...................................    822,624         9.1
      3000 Sand Hill Road
      Building 4, Suite 270
      Menlo Park, CA 94025
    State of Wisconsin Investment Board(21).......................    695,000         7.7
      P.O. Box 7842
      Madison, WI 53707
    SmithKline Beecham Properties, Ltd.(21).......................    637,733         7.0
      1403 Foulk Road #102
      Wilmington, DE 19803-2775
    Domain Partners III, L.P.(4)..................................    621,181         6.8
      One Palmer Square, Suite 515
      Princeton, NJ 08542
    Kleiner Perkins Caufield & Byers VI, L.P.(5)..................    523,121         5.8
      2750 Sand Hill Road
      Menlo Park, CA 94010
    Edward P. Amento, M.D.(6).....................................    204,753         2.3
    Thomas G. Wiggans(7)..........................................    200,674         2.2
    Eugene A. Bauer, M.D..........................................    145,467         1.6
    Petri T. Vainio(2)(8).........................................    841,103         9.3
      3000 Sand Hill Road
      Building 4, Suite 210
      Menlo Park, CA 94025
    Robert E. Curry (3)(9)........................................    833,163         9.2
      3000 Sand Hill Road
      Building 4, Suite 270
      Menlo Park, CA 94025
    Brian H. Dovey(4)(10).........................................    627,505         6.9
      One Palmer Square, Suite 515
      Princeton, NJ 08542
    Alexander E. Barkas, Ph.D.(5)(11).............................    571,664         6.3
      2750 Sand Hill Road
      Menlo Park, CA 94010
    G. Kirk Raab(12)..............................................     46,539           *
    Ernst H. Rinderknecht, Ph.D.(13)..............................     42,726           *
    Thomas D. Kiley(14)...........................................     41,295           *
    W. Scott Harkonen(15).........................................     33,999           *
    David A. Lowin, Esq.(16)......................................     33,162           *
    Joseph J. Ruvane, Jr.(17).....................................     28,804           *
    Cynthia M. Butitta(18)........................................     26,675           *

                                                                    NUMBER OF
                                 NAME                               SHARES(1)     PERCENTAGE
    --------------------------------------------------------------  ---------     ----------
    Richard J. Hammel(19).........................................     24,831           *
    Kenneth B. Plumlee(20)........................................          0
    John C. Kane..................................................          0
    All directors and officers as a group (16 persons)
      (2)(3)(4)(5)(6)(7)(8)(9)(10)(11)(12)(13)(14)(15)(16)(17)
         (18)(19)(20).............................................  5,035,093        55.4%

---------------

  *  Less than 1%.

 (1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. The number of shares beneficially owned by a person includes shares of Common Stock subject to options held by that person that are currently exercisable or exercisable within 60 days of February 28, 1997. Such exercisable options are shown in the footnotes to this table for each such person. Such shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of each other person.

 (2) Includes 793,941 shares held by Sierra Ventures IV, L.P., 31,790 shares held by Sierra Ventures IV International, L.P., 4,647 shares issuable upon exercise of warrants held by Sierra Ventures IV, L.P., exercisable within 60 days of February 28, 1997 and 186 shares issuable upon exercise of warrants held by Sierra Ventures IV International, L.P., exercisable within 60 days of February 28, 1997. Petri T. Vainio, a director of the Company, is a general partner of the general partner of Sierra Ventures IV, L.P. and Sierra Ventures IV International, L.P., and as such, may be deemed to share voting and investment power with respect to such shares. Dr. Vainio disclaims beneficial ownership of such shares except to the extent of his pecuniary interest in such shares.

 (3) Includes 508,163 shares held by Sprout Capital VII, L.P., 267,119 shares held by Sprout Capital VI, L.P., 42,299 shares held by DLJ Capital Corporation, 3,134 shares issuable upon exercise of warrants held by Sprout Capital VII, L.P., exercisable within 60 days of February 28, 1997, 1,648 shares issuable upon exercise of warrants held by Sprout Capital VI, L.P., exercisable within 60 days of February 28, 1997 and 261 shares issuable upon exercise of warrants held by DLJ Capital Corporation exercisable within 60 days of February 28, 1997. Robert E. Curry, Ph.D., is a general partner of the general partner of Sprout Capital VII, L.P. and Sprout Capital VI, L.P. and an employee of DLJ Capital Corporation, is a director of the Company. Dr. Curry disclaims beneficial ownership of such shares except to the extent of his pecuniary interest in such shares.

 (4) Includes 592,450 shares held by Domain Partners III, L.P., 20,734 shares held by DP III Associates, L.P., 4,215 shares held by Domain Associates, 3,654 shares issuable upon exercise of warrants held by Domain Partners III, L.P., exercisable within 60 days of February 28, 1997 and 128 shares issuable upon exercise of warrants held by DP III Associates L.P., exercisable within 60 days of February 28, 1997. Brian H. Dovey, a general partner of the general partner of Domain Partners III, L.P. and DP III Associates, L.P., is a director of the Company. Mr. Dovey is also a general partner of Domain Associates. Mr. Dovey disclaims beneficial ownership of such shares except to the extent of his pecuniary interest in such shares.

 (5) Includes 517,203 shares owned by Kleiner Perkins Caufield & Byers VI, L.P., 5,131 shares issuable upon exercise of warrants held by Kleiner Perkins Caufield & Byers VI, L.P., exercisable within 60 days of February 28, 1997 and 787 shares issuable upon exercise of warrants held by KPCB VI Founders' Fund, L.P., exercisable within 60 days of February 28, 1997. Alexander Barkas, a director of the Company, is a limited partner of KPCB VI Associates, the general partner of Kleiner Perkins Caufield & Byers VI, L.P. and KPCB VI Founder's Fund, L.P., and, as such, Dr. Barkas may be deemed to share voting and investment power with respect to such shares. Dr. Barkas disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein.

 (6) Includes shares held indirectly by Dr. Amento as trustee of the Amento Family Trust. Excludes 15,808 shares issuable upon the exercise of outstanding options, of which no shares are exercisable within 60 days of February 28, 1997.

 (7) Includes 54,803 shares issuable upon the exercise of outstanding options exercisable within 60 days of February 28, 1997.

 (8) Includes 10,539 shares issuable upon exercise of outstanding options exercisable within 60 days of February 28, 1997.

 (9) Includes 10,539 shares issuable upon exercise of outstanding options exercisable within 60 days of February 28, 1997.

(10) Includes 6,324 shares issuable upon exercise of outstanding options exercisable within 60 days of February 28, 1997.

(11) Includes 10,539 shares issuable upon exercise of outstanding options exercisable within 60 days of February 28, 1997. Also includes 17,985 shares of Common Stock owned by Linda Wijcik, spouse of Dr. Barkas.

(12) Includes 40,919 shares issuable upon exercise of outstanding options exercisable within 60 days of February 28, 1997.

(13) Includes 10,539 shares issuable upon exercise of outstanding options exercisable within 60 days of February 28, 1997.

(14) Includes 8,993 shares held in the Thomas D. and Nancy L.M. Kiley Revocable Trust under Agreement dated August 7, 1981. Also includes 18,813 shares issuable upon exercise of outstanding options exercisable within 60 days of February 28, 1997.

(15) Includes 32,788 shares issuable upon the exercise of outstanding options exercisable within 60 days of February 28, 1997.

(16) Includes 11,803 shares issuable upon the exercise of outstanding options exercisable within 60 days of February 28, 1997.

(17) Represents 28,804 shares issuable upon the exercise of outstanding options exercisable within 60 days of February 28, 1997.

(18) Represents 26,675 shares issuable upon the exercise of outstanding options exercisable within 60 days of February 28, 1997.

(19) Includes 24,450 shares issuable upon the exercise of outstanding options exercisable within 60 days of February 28, 1997.

(20) Excludes 30,000 shares issuable upon the exercise of outstanding options, of which no shares are exercisable within 60 days of February 28, 1997.

(21) Such information has been obtained from a filing on Form 13-G by such person.

                               COMPENSATION PLANS

     The following information about the Company's compensation plans is provided to stockholders in accordance with the requirements of such plans and applicable law:

                       1995 EMPLOYEE STOCK PURCHASE PLAN

GENERAL

     The Company's 1995 Employee Stock Purchase Plan (the "Purchase Plan") was adopted by the Board of Directors in December 1995 and approved by the stockholders in January 1996. The Purchase Plan is designed to allow eligible employees (including officers and employee directors) of the Company and participating subsidiaries to purchase shares of Common Stock, at semi-annual intervals, through their periodic payroll deductions under the Purchase Plan. A reserve of 100,000 shares of Common Stock has been established for this purpose.

     The Purchase Plan is implemented through a series of successive offering periods, each with a maximum duration of 24 months. Each offering period is comprised of four purchase periods, each with a maximum duration of six months. The current offering period began December 1, 1996 and will end on November 30, 1998. As of December 31, 1996, 11,874 shares had been purchased under the Purchase Plan by the Company's employees, including its executive officers. Directors who are not executive officers are not eligible to participate in the Purchase Plan.

     The Purchase Plan is intended to qualify as an "Employee Stock Purchase Plan" under Section 423 of the Code.

ADMINISTRATION

     The Purchase Plan is administered by the Compensation Committee of the Board of Directors. All questions of interpretation or application of the Purchase Plan are determined by the committee.

ELIGIBILITY AND PARTICIPATION

     Employees (including officers and employee directors) who are employed for at least 20 hours per week and more than five months per calendar year with the Company (including subsidiaries of the Company approved by the Board) are eligible to participate in an offering under the Purchase Plan, subject to certain limitations imposed by Section 423(b) of the Internal Revenue Code and limitations on stock ownership as set forth in the Purchase Plan. Eligible employees become participants in the Purchase Plan by filing with the payroll office of the Company a stock purchase agreement and a payroll deduction authorization form prior to the date an eligible employee first commences participation in the offering period in effect.

GRANT AND EXERCISE OF PURCHASE RIGHT

     At the beginning of an offering period, each participant is granted a right to purchase up to that number of shares determined by dividing such employee's payroll deductions accumulated prior to a purchase period in the offering period and retained in the participant's account as of the end of the purchase period by eighty-five percent (85%) of the lower of (i) the fair market value of a share of the Company's Common Stock at the date an eligible employee first commences participation in the offering period in effect (on the start date of the offering period) or (ii) the fair market value of a share of the Company's Common Stock at the end of the purchase period; provided that the maximum number of shares an Employee may purchase during each Offering Period may not exceed $12,500 divided by the fair market value of a share of the Company's Common Stock on the date such employee commences participation in the offering period; and provided further that such purchases are subject to the limitations set forth below. No employee may be granted a purchase right under the Purchase Plan
(i) if, immediately after the grant, such employee (or any other person whose stock would be attributed to such employee pursuant to Section 424(d) of the
Code) would own stock and/or hold outstanding options to purchase stock possessing five percent or more of the total combined voting power or value of all classes of stock of the Company or of any subsidiary of the Company, or (ii) if such purchase right, when aggregated with his or her rights to purchase stock under any other purchase right granted under all employee stock purchase plans (within the meaning of Section 423 of the Code) of the Company and its subsidiaries, would otherwise permit such employee to purchase more than $25,000 worth of stock of the Company (determined at the time such rights are granted) for each calendar year in which such rights are outstanding at any time.

     The Company may make a pro rata reduction in the number of shares subject to purchase rights if the total number of shares that would otherwise be subject to purchase rights exceeds the number of remaining available shares in the Purchase Plan. Unless an employee withdraws his or her participation in the Purchase Plan by giving written notice to the Company of his or her election to withdraw all accumulated payroll deductions prior to the end of a purchase period, the employee's purchase right for the purchase of shares will be exercised automatically at the end of the purchase period, and the maximum number of full shares subject to purchase right that are purchasable with the accumulated payroll deductions in his or her account will be purchased at the applicable purchase price determined as provided below.

PURCHASE PRICE

     The purchase price per share at which shares are sold to participating employees under the Purchase Plan is eighty-five percent of the lower of (i) the fair market value of a share of the Company's Common Stock at the date an eligible employee first commences participation in the offering period in effect (generally the start date of the offering period) or (ii) the fair market value of a share of the Company's Common Stock at the end of a purchase period. The fair market value of the Common Stock on a given date shall be the closing selling price if the Common Stock is listed on a stock exchange or on the Nasdaq National Market.

PAYROLL DEDUCTIONS

     The purchase price of the shares to be acquired under the Purchase Plan is accumulated by payroll deductions over the offering period. The deductions may not be less than one percent (1%) of a participant's aggregate compensation during the offering period, nor more than maximum of fifteen percent (15%). A participant may discontinue his participation in the Purchase Plan or, on one occasion only during the offering period, may reduce his or her rate of payroll deductions. Payroll deductions for a participant shall commence on the first payroll following the date an eligible employee first commences participation in the offering period in effect and shall (unless sooner terminated by the participant) continue through the pay day ending with or immediately prior to the last day of the offering period.

TERMINATION OF EMPLOYMENT

     Termination of a participant's employment for any reason, including retirement or death, or the failure of the participant to remain in the continuous employ of the Company for at least 20 hours per week during the applicable offering period, terminates his or her purchase right and his or her participation in the Purchase Plan immediately. In such event, the payroll deductions credited to the participant's account will be immediately refunded.

CAPITAL CHANGES

     In the event any change is made in the Company's capitalization, such as a stock split or stock dividend, that results in an increase or decrease in the number of shares of Common Stock outstanding without receipt of consideration by the Company, appropriate adjustment will be made to the number of shares of Common Stock covered by each unexercised purchase right, the number of shares of Common Stock that have been authorized for issuance under the Purchase Plan but have not yet been placed under a purchase right, and the price per share of Common Stock covered by each unexercised purchase right.

     In the event of a proposed dissolution or liquidation of the Company, the offering period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each option under the Purchase Plan will be assumed or an equivalent option will be substituted by such successor corporation, unless the Company's Board determines to shorten the offering period then in progress by setting a new purchase date.

AMENDMENT AND TERMINATION OF THE PLAN

     The Board of Directors may at any time terminate or amend the Purchase Plan. No such termination may affect options previously granted, nor may an amendment make any change in any option theretofore granted which adversely affects the rights of any participant. In addition, to the extent necessary to comply with Rule 16b-3 under the Exchange Act, or under Section 423 of the Code, the Company must obtain stockholder approval in such a manner and to such a degree as required under such laws.

     The Purchase Plan will continue in effect until January 2015 unless sooner terminated by the Board.

TAX INFORMATION

     The Purchase Plan, and the right of participants to make purchases thereunder, are intended to qualify under the provisions of Sections 421 and 423 of the Code. Under these provisions, no taxable income will be recognized by a participant until the shares purchased under the Plan are sold or otherwise disposed of. Upon sale or other disposition of the shares, the participant will generally be subject to tax and the amount of the taxable income will depend upon the holding period. If the shares are sold or otherwise disposed of more than two years from the first day of the offering period and one year after the purchase date, the participant will recognize ordinary income measured as the lesser of (a) the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price, or (b) an amount equal to 15% of the fair market value of the shares as of the first day of the offering period. Any additional gain or loss will be treated as long-term capital gain or loss. If the shares are sold or otherwise disposed of before the expiration of these holding periods, the participant will recognize ordinary income generally measured as the excess, if any, of the fair market value of the shares on the date the shares are purchased over the purchase price. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on whether or not the shares are disposed of more than one year after the purchase date. The Company is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent of ordinary income recognized by participants upon a sale or disposition of shares prior to the expiration of the holding periods described above.

     The foregoing is only a brief summary of the effect of federal income taxation upon the participant and the Company with respect to the shares purchased under the Purchase Plan. Reference should be made to the applicable provisions of the Internal Revenue Code. In addition, the summary does not discuss the tax consequences of a participant's death or the income tax laws of any state or foreign country in which the participant may reside. Holders of purchase rights should consult their own tax advisors with respect to the tax consequences of participation in the Purchase Plan for their particular situations.

                       1995 DIRECTORS' STOCK OPTION PLAN

     The 1995 Directors' Stock Option Plan (the "Directors' Plan") was adopted by the Board of Directors in December 1995 and by the Company's stockholders in January 1996. A total of 150,000 shares of Common Stock has been reserved for issuance under the Directors' Plan.

GENERAL

     The Directors' Plan provides for the grant of nonstatutory stock options to non-employee directors of the Company. The Directors' Plan is designed to work automatically and not to require administration; however, to the extent administration is necessary, it will be provided by the Board of Directors.

     The purpose of the Directors' Plan is to provide an incentive for directors to continue to serve the Company as directors and to assist the Company in recruiting highly qualified individuals when vacancies occur on the Board of Directors.

  Grant and Exercise of Option

     The Directors' Plan provides that each person who first becomes a non-employee director of the Company after the effective date of the Directors' Plan, will be granted a nonstatutory stock option to purchase 30,000 shares of Common Stock (the "First Option") on the date on which the optionee first becomes a non-employee director of the Company. Thereafter, on the date of each Annual Meeting of the Company's shareholders at which non-employee directors are elected to the Board, each person so elected (including directors who were not eligible for a First Option) shall be granted an additional option to purchase 7,500 shares of Common Stock (a "Subsequent Option") if he or she shall have served on the Company's Board of Directors for at least six months prior to the date of such Annual Meeting. The Directors' Plan provides that the maximum number of shares for which options may be granted under the Directors' Plan is 150,000 (the "Pool"). However, the Directors' Plan does not specify a maximum or minimum number of shares for which options may be granted to any one non-employee director so long as the total number of shares so granted does not exceed the Pool. No option granted under the Directors' Plan is transferable by the optionee other than by will or the laws of descent or distribution or pursuant to a qualified domestic relations order, and each option is exercisable, during the lifetime of the optionee, only by such optionee or permitted transferee.

     The Directors' Plan provides that the First Option granted thereunder shall become exercisable in installments as to 25% of the total number of shares subject to the First Option on each of the first, second, third and fourth anniversaries of the date of grant of the First Option; and each Subsequent Option shall become exercisable in full on the first anniversary of the date of grant of that Subsequent Option. The options will remain exercisable for up to ninety (90) days following the optionee's termination of service as a director of the Company, unless such termination is a result of death, in which case the options will remain exercisable for a six-month period, or disability, in which case the options will remain exercisable for a six-month period (or such other period not exceeding twelve months as is determined by the Board).

  Exercise Price and Term

     The exercise price of all stock options granted under the Directors' Plan shall be equal to 100% of the fair market value of a share of the Company's Common Stock on the date of grant of the option. Fair market value shall be determined by the Company's Board; provided, however, that where there is a public market for the Common Stock, the fair market value per share shall be the mean of the bid and asked prices of the Common Stock in the over-the-counter market on the date of grant, as reported in The Wall Street Journal or, in the event the Common Stock is traded on the Nasdaq National Market or listed on a stock exchange, the fair market value per share shall be the closing price on such system or exchange on the date of grant of the Option, as reported in The Wall Street Journal. Options granted under the Directors' Plan have a term of ten years.

  Merger or Sale of Assets

     The Directors' Plan provides that, in the event of the dissolution or liquidation of the Company, a merger of the Company with or into another corporation in which the Company is not the surviving corporation, a sale of all or substantially all of the Company's assets, or any other capital reorganization in which more than 50% of the shares of the Company entitled to vote are exchanged, the Company shall give to each non-employee director either
(i) a reasonable time within which to exercise the option in its entirety prior to the effectiveness of any such transaction at the end of which time the option shall terminate, or (ii) the right to exercise the option in its entirety (or receive a substitute option with comparable terms) as to an equivalent number of shares of stock of the corporation succeeding the Company or acquiring its business by reason of any such transaction.

  Amendment and Termination of the Directors' Option Plan

     The Board of Directors may amend or terminate the Directors' Plan, provided that, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act (or any other applicable law or regulation) the Company shall obtain approval of the stockholders to such amendments to the extent required by such law or regulation. The provisions regarding the grant of options under the Directors' Plan may be amended only once in any six month period, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

     If not terminated earlier, the Directors' Plan will have a term of ten (10) years.

  Tax

     The federal income tax consequences of participation in the Directors' Plan are the same as apply to optionees who receive nonstatutory stock options under the Company's 1994 Stock Plan, as described above under Proposal No. 2.

                                1994 STOCK PLAN

     Information regarding the Company's 1994 Stock Plan is provided above under Proposal No. 2.

                                 OTHER BUSINESS

     The Board of Directors is not aware of any other matter which may be presented for action at the Annual Meeting other than the matters set forth in this Proxy Statement. Should any other matter requiring a vote of the stockholders arise, it is intended that the persons named as proxy holders on the enclosed proxy card will vote the shares represented thereby in accordance with their best judgment in the interest of the Company. Discretionary authority with respect to such other matters is granted by the execution of the enclosed proxy.

                             STOCKHOLDER PROPOSALS

     Under the present rules of the Commission, the deadline for stockholders to submit proposals to be considered for inclusion in the Company's Proxy Statement and form of proxy for the next year's Annual Meeting of Stockholders is expected to be December 14, 1997. Such proposals may be included in next year's Proxy Statement and form of proxy if they comply with certain rules and regulations promulgated by the Commission.

                           INCORPORATION BY REFERENCE

     According to the provisions of Schedule 14A under the Securities Exchange Act of 1934, the following document or portion thereof is incorporated by reference:

     "Executive Officers of the Company" from Part I of the Company's Annual Report on Form 10-K for the year ended December 31, 1996.

                        ADDITIONAL INFORMATION AVAILABLE

     THE COMPANY WILL PROVIDE WITHOUT CHARGE, UPON WRITTEN REQUEST, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K, INCLUDING FINANCIAL STATEMENTS, SCHEDULES AND A LIST OF EXHIBITS. REQUEST SHOULD BE SENT TO THE ATTENTION OF CYNTHIA BUTITTA, VICE PRESIDENT, FINANCE AND ADMINISTRATION, AND CHIEF FINANCIAL OFFICER AT CONNECTIVE THERAPEUTICS, INC., 3400 WEST BAYSHORE ROAD, PALO ALTO, CALIFORNIA 94303, OR TELEPHONED TO 415-843-2800.

                                          By Order of the Board of Directors,

                                          Joshua L. Green,
                                          Secretary

Dated: April 3, 1997

PROXY                                                                   PROXY
                         CONNECTIVE THERAPEUTICS, INC.

                  ANNUAL MEETING OF STOCKHOLDERS, MAY 14, 1997
         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                         CONNECTIVE THERAPEUTICS, INC.

   The undersigned revokes all previous proxies, acknowledges receipt of Notice of the Annual Meeting of Stockholders to be held on May 14, 1997 and the Proxy Statement and appoints Thomas G. Wiggans and Cynthia M. Butitta, and each of them, as the Proxy of the undersigned, with full power of substitution, to vote all shares of Common Stock of Connective Therapeutics, Inc. (the "Company") which the undersigned is entitled to vote, either on his or her own behalf or on behalf of any entity or entities, at the Annual Meeting of Stockholders of the Company to be held at the Company's facilities located 3400 West Bayshore Road, Palo Alto, California 94303, on Wednesday, May 14, 1997 at 9:00 a.m. (the "Annual Meeting"), and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this Proxy shall be voted in the following manner.

                                                               -------------
                                                               |SEE REVERSE|
                                                               |    SIDE   |
                                                               -------------

[ X ] Please mark your choice like this
                                                          WITHHOLD AUTHORITY
1. To elect the following directors to           FOR           TO VOTE
   serve until the next annual meeting          [   ]           [   ]
   of stockholders and until their
   successors are elected and qualified:

If you wish to withhold authority to vote for any Individual nominee, strike a line through that nominee's name in the list below:

Nominees:       G. Kirk Raab
                Thomas G. Wiggans
                Eugene A. Bauer, M.D.
                Alexander E. Barkas, Ph.D.
                Brian H. Dovey
                John C. Kane
                Thomas D. Kiley, Esq.
                Kenneth B. Plumlee
                Joseph J. Ruvane, Jr.

2. To approve amendments to the                  FOR      AGAINST     ABSTAIN
   1994 Stock Plan to increase the              [   ]      [   ]       [   ]
   number of shares of Common Stock
   reserved for issuance thereunder by 500,000 shares to an aggregate of 2,000,000 shares, and to allow issuance of option shares to non-employee directors:

3. To approve an amendment to the                FOR      AGAINST     ABSTAIN
   Company's Amended and Restated               [   ]      [   ]       [   ]
   Certificate of Incorporation to change
   the name of the Company from
   Connective Therapeutics, Inc. to Connetics Corporation;



4. To ratify the Board of Director's              FOR      AGAINST     ABSTAIN
   selection of Ernst & Young LLP to             [   ]      [   ]       [   ]
                        serve as the Company's Independent auditors for the fiscal year ending December 31, 1997; and


                        5. To transact such       FOR      AGAINST     ABSTAIN
                           other business        [   ]      [   ]       [   ]
                           as may properly come before the Annual Meeting or any adjournment or postponement thereof.

                        The Board of Directors recommends a vote FOR each of the directors listed above and a vote FOR the other proposals. This Proxy, when properly executed, will be voted as specified above. THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS LISTED ABOVE AND FOR THE OTHER PROPOSALS IF NO SPECIFICATION IS MADE.

__________________________________  ____________________________ Date:__________
Please print the name(s) appearing  Please sign your name:
on each share certificate(s) over   (Authorized Signature(s)
which you have voting authority:

                         CONNECTIVE THERAPEUTICS, INC.

                                1994 STOCK PLAN
                        (AS AMENDED THROUGH MARCH 1997)

     1. Purposes of the Plan. The purposes of this Stock Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees and Consultants of the Company and its Subsidiaries and to promote the success of the Company's business. Options granted under the Plan may be Incentive Stock Options (as defined under Section 422 of the Code) or Nonstatutory Stock Options, as determined by the Administrator at the time of grant of an option and reflected in the terms of the written option agreement. Stock purchase rights may also be granted under the Plan.

     2. Definitions. As used herein, the following definitions shall apply:

          (a) "Administrator" means the Board or any of its Committees appointed pursuant to Section 4 of the Plan.

          (b) "Board" means the Board of Directors of the Company.

          (c) "Code" means the Internal Revenue Code of 1986, as amended.

          (d) "Committee" means the Committee appointed by the Board of Directors in accordance with Section 4(a) of the Plan below, if one is appointed.

          (e) "Common Stock" means the Common Stock of the Company.

          (f) "Company" means Connective Therapeutics, Inc., a Delaware corporation.

          (g) "Consultant" means any person, including an advisor, who is engaged by the Company or any Parent or Subsidiary to render services and is compensated for such services, and any director of the Company, whether compensated for such services or not.

          (h) "Continuous Status as an Employee or Consultant" means the absence of any interruption or termination of service as an Employee or Consultant. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of sick leave, military leave, or any other leave of absence approved by the Administrator, provided that such leave is for a period of not more than ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time, or in the case of transfers between locations of the Company or between the Company, its Subsidiaries or its successor. For purposes of this Plan, a change in status from an Employee to a Consultant or from a Consultant to an Employee will not constitute a termination of employment.

          (i) "Director" means a member of the Board.

          (j) "Employee" means any person, including Named Executives, Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. The payment by the Company of a director's fee to a Director shall not be sufficient to constitute "employment" of such Director by the Company.

          (k) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          (l) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

             (i) If the Common Stock is listed on any established stock exchange or a national market system including without limitation the National Market of the National Association of Securities Dealers, Inc. Automated Quotation ("Nasdaq") System, its Fair Market Value shall be the closing sales price for such stock as quoted on such system on the date of determination (or the closing bid, if no sales were reported on that day) as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

             (ii) If the Common Stock is quoted on the Nasdaq System (but not on the National Market thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock or;

             (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

          (m) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code, as designated in the applicable written option agreement.

          (n) "Named Executive" means any individual who, on the last day of the Company's fiscal year, is the chief executive officer of the Company (or is acting in such capacity) or among the four highest compensated officers of the Company (other than the chief executive officer). Such officer status shall be determined pursuant to the executive compensation disclosure rules under the Exchange Act.

          (o) "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option, as designated in the applicable written option agreement.

          (p) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

          (q) "Option" means a stock option granted pursuant to the Plan.

          (r) "Optioned Stock" means the Common Stock subject to an Option or a Stock Purchase Right.

          (s) "Optionee" means an Employee or Consultant who receives an Option or Stock Purchase Right.

          (t) "Parent" means a "parent corporation", whether now or hereafter existing, as defined in Section 424(e) of the Code.

          (u) "Plan" means this 1994 Stock Plan.

          (v) "Restricted Stock" means shares of Common Stock acquired pursuant to a grant of a Stock Purchase Right under Section 11 below.

          (w) "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act as the same may be amended from time to time, as any successor provision.

          (x) "Share" means a share of the Common Stock, as adjusted in accordance with Section 13 below.

          (y) "Stock Purchase Right" means the right to purchase Common Stock pursuant to Section 11 below.

          (z) "Subsidiary" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

     3. Stock Subject to the Plan. Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of shares which may be optioned and sold under the Plan is 2,000,000 shares of Common Stock. The shares may be authorized, but unissued, or reacquired Common Stock.

     If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan.

     Notwithstanding any other provision of the Plan, Shares issued under the Plan and later repurchased by the Company shall not become available for future grant or sale under the Plan.

     4. Administration of the Plan.

          (a)  Composition of the Administrator.

             (i) Multiple Administrative Bodies. If permitted by Rule 16b-3 and by the legal requirements relating to the administration of incentive stock option plans, if any, of the applicable securities laws and the Code (collectively the "Applicable Laws"), grants and sales under the Plan may (but need not) be made by different administrative bodies with respect to Directors, Officers who are not directors and Employees who are neither Directors nor Officers.

             (ii) Administration With Respect to Directors and Officers. With respect to grants of Options or Stock Purchase Rights to Employees or Consultants who are also Officers or Directors of the Company, grants or sales under the Plan shall be made by (A) the Board if the Board may make grants or sales under the Plan in compliance with Rule 16b-3 and
        Section 162(m) of the Code as it applies so as to qualify grants of Options or Stock Purchase Rights to Named Executives as performance-based compensation, or (B) a Committee designated by the Board to make grants or sales under the Plan, which committee shall be constituted in such a manner as to permit grants or sales under the Plan to comply with Rule 16b-3, to qualify grants of Options or Stock Purchase Rights to Named Executives as performance-based compensation under Section 162(m) of the Code and otherwise so as to satisfy the Applicable Laws.

             (iii) Administration With Respect to Other Persons. With respect to grants of Options or Stock Purchase Rights to Employees or Consultants who are neither Directors nor Officers of the Company, the Plan shall be administered by (A) the Board or (B) a committee designated by the Board, which committee shall be constituted in such a manner as to satisfy the Applicable Laws.

             (iv) General. If a Committee has been appointed pursuant to subsection (ii) or (iii) of this Section 4(a), such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws and, in the case of a Committee appointed under subsection (ii) of this Section 4(a), to the extent permitted by Rule 16b-3, and to the extent required under Section 162(m) of the Code to qualify grants of Options or Stock Purchase Rights to Named Executives as performance-based compensation.

          (b) Powers of the Administrator. Subject to the provisions of the Plan and in the case of a Committee, the specific duties delegated by the Board to such Committee, and subject to the approval of any relevant authorities, including the approval, if required, of any stock exchange upon which the Common Stock is listed, the Administrator shall have the authority, in its discretion:

             (i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(l) of the Plan;

             (ii) to select the Consultants and Employees to whom Options and Stock Purchase Rights may from time to time be granted hereunder;

             (iii) to determine whether and to what extent Options and Stock Purchase Rights or any combination thereof are granted hereunder;

             (iv) to determine the number of shares of Common Stock to be covered by each such award granted hereunder;

             (v)  to approve forms of agreement for use under the Plan;

             (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder;

             (vii) to determine whether and under what circumstances an Option may be settled in cash under subsection 10(f) instead of Common Stock;

             (viii) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted; and

             (ix) to determine the terms and restrictions applicable to Stock Purchase Rights and the Restricted Stock purchased by exercising such Stock Purchase Rights.

     (c) Effect of Administrator's Decision. All decisions, determinations and interpretations of the Administrator shall be final and binding on all Optionees and any other holders of any Options or Stock Purchase Rights.

     5. Eligibility.

     (a) Nonstatutory Stock Options and Stock Purchase Rights may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees. An Employee or Consultant who has been granted an Option or Stock Purchase Right may, if he is otherwise eligible, be granted additional Options or Stock Purchase Rights.

     (b) Each Option shall be designated in the written option agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of the Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options. For purposes of this section, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

     (c) The Plan shall not confer upon any Optionee any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with his or her right or the Company's right to terminate his or her employment or consulting relationship at any time, with or without cause.

     6. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the shareholders of the Company as described in Section 21 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 17 of the Plan.

     7. Term of Option. The term of each Option shall be the term stated in the Option Agreement; provided, however, that in the case of an Incentive Stock Option, the term shall be no more than ten (10) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement. However, in the case of an Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

     8. Limitation on Grants to Employees. Subject to adjustment as provided in this Plan, the maximum number of Shares which may be subject to Options or Stock Purchase Rights granted to any one Employee under this Plan for any fiscal year of the Company shall be 150,000.

     9. Option Exercise Price and Consideration.

        (a) The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Administrator, but shall be subject to the following:

           (i) In the case of an Incentive Stock Option

               (A) granted to an Employee who, at the time of the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

               (B) granted to any other Employee, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

           (ii) In the case of a Nonstatutory Stock Option

               (A) granted to a person who, at the time of the grant of such Option, is a Named Executive of the Company, the per Share exercise price shall be no less than one hundred percent (100%) of the Fair market Value on the date of grant; or

               (B) granted to any person other than a Named Executive, the per Share exercise price shall be no less than 85% of the Fair Market Value per Share on the date of grant.

             (iii) Notwithstanding anything to the contrary in subsections 9(a)(i) or 9(a)(ii) above, in the case of an Option granted on or after the effective date of registration of any class of equity security of the Company pursuant to Section 12 of the Exchange Act and prior to six months after the termination of such registration, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

        (b) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of (1) cash, (2) check, (3) promissory note, (4) other Shares which (x) in the case of Shares acquired upon exercise of an Option either have been owned by the Optionee for more than six months on the date of surrender or were not acquired, directly or indirectly, from the Company, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (5) authorization from the Company to retain from the total number of Shares as to which the Option is exercised that number of Shares having a Fair Market Value on the date of exercise equal to the exercise price for the total number of Shares as to which the Option is exercised, (6) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price, (7) any combination of the foregoing methods of payment, (8) or such other consideration and method of payment for the issuance of Shares to the extent permitted under Applicable Laws. In making its determination as to the type of consideration to accept, the Board shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

     10. Exercise of Option.

          (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan.

           An Option may not be exercised for a fraction of a Share.

           An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Administrator, consist of any consideration and method of payment allowable under Section 9(b) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate as promptly as practicable upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 14 of the Plan.

           Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

          (b) Termination of Status as an Employee or Consultant. In the event of termination of an Optionee's Continuous Status as an Employee or Consultant, such Optionee may, but only within thirty (30) days (or such other period of time, not exceeding three (3) months in the case of an Incentive Stock Option or six (6) months in the case of a Nonstatutory Stock Option, as is determined by the Administrator, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option) after the date of such termination (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), exercise his or her Option to the extent that he or she was entitled to exercise it at the date of such termination. To the extent that the Optionee was not entitled to exercise the Option at the date of such termination, or if the optionee does not exercise such Option (which he or she was entitled to exercise) within the time specified herein, the Option shall terminate.

          (c)  Disability of Optionee.

           (i) Notwithstanding the provisions of Section 9(b) above, in the event of termination of an Optionee's Continuous Status as an Employee or Consultant as a result of his or her total and permanent disability (within the meaning of Section 22(e)(3) of the Code), Optionee may, but only within twelve
(12) months from the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent otherwise entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

           (ii) In the event of termination of an Optionee's Continuous Status as an Employee or Consultant as a result of a disability which does not fall within the meaning of total and permanent disability (as set forth in Section 22(e)(3) of the Code), Optionee may, but only within six (6) months from the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent otherwise entitled to exercise it at the date of such termination. However, to the extent that such Optionee fails to exercise an Option which is an Incentive Stock Option within three (3) months of the date of such termination, the Option will not qualify for ISO treatment under the Code. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option to the extent so entitled within six months (6) from the date of termination, the Option shall terminate.

        (d) Death of Optionee. In the event of the death of an Optionee during the term of the Option who is at the time of death an Employee or Consultant of the Company, the Option may be exercised, at any time within twelve (12) months following the date of death (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the Optionee was entitled to exercise the Option at the date of death. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

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

        (e) Rule 16b-3. Options granted to persons subject to Section 16(b) of the Exchange Act must comply with Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

        (f) Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

     11. Non-Transferability of Options. Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

     12. Stock Purchase Rights.

        (a) Rights to Purchase. Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing of the terms, conditions and restrictions related to the offer, including the number of Shares that such person shall be entitled to purchase, the price to be paid (which price shall not be less than 85% of the Fair Market Value of the Shares as of the date of the offer or, in the case of a shareholder owning ten percent (10%) or more of the Company's outstanding stock or a person who is a Named Executive, 100% of the Fair Market Value of the Shares as of the date of the offer), and the time within which such person must accept such offer, which shall in no event exceed thirty (30) days from the date upon which the Administrator made the determination to grant the Stock Purchase Right. The offer shall be accepted by execution of a Restricted Stock purchase agreement in the form determined by the Administrator. Shares purchased pursuant to the grant of a Stock Purchase Right shall be referred to herein as "Restricted Stock."

        (b) Repurchase Option. Unless the Administrator determines otherwise, the Restricted Stock purchase agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment with the Company for any reason (including death or Disability). The purchase price for Shares repurchased pursuant to the Restricted Stock purchase agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at such rate as the Board or Committee may determine.

        (c) Other Provisions. The Restricted Stock purchase agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion. In addition, the provisions of Restricted Stock purchase agreements need not be the same with respect to each purchaser.

        (d) Rights as a Shareholder. Once the Stock Purchase Right is exercised, the purchaser shall have the rights equivalent to those of a shareholder, and shall be a shareholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 14 of the Plan.

     13. Withholding Taxes. As a condition to the exercise of Options or the purchase of Restricted Stock pursuant to awards granted hereunder, the Optionee or purchaser shall make such arrangements as the Administrator may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the exercise, receipt or vesting of such award. The Company shall not be required to issue any Shares under the Plan until such obligations are satisfied.

     14. Stock Withholding to Satisfy Withholding Tax Obligations. At the discretion of the Administrator, Optionees may satisfy withholding obligations as provided in this paragraph. When an Optionee incurs tax liability in connection with an Option or Stock Purchase Right, which tax liability is subject to tax withholding under applicable tax laws, and the Optionee is obligated to pay the Company an amount required to be withheld under applicable tax laws, the Optionee may satisfy the withholding tax obligation by electing to have the Company withhold from the Shares to be issued upon exercise of the Option, or the Shares to be issued in connection with the Stock Purchase Right, if any, that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined (the "Tax Date").

        Any surrender by an Officer or Director of previously owned Shares to satisfy tax withholding obligations arising upon exercise of this Option must comply with the applicable provisions of Rule 16b-3.

        All elections by an Optionee to have Shares withheld for this purpose shall be made in writing in a form acceptable to the Administrator and shall be subject to the following restrictions:

        (a)  the election must be made on or prior to the applicable Tax Date;

        (b) once made, the election shall be irrevocable as to the particular Shares of the Option or Stock Purchase Right as to which the election is made; and

        (c) all elections shall be subject to the consent or disapproval of the Administrator.

        In the event the election to have Shares withheld is made by an Optionee and the Tax Date is deferred under Section 83 of the Code because no election is filed under Section 83(b) of the Code, the Optionee shall receive the full number of Shares with respect to which the Option or Stock Purchase Right is exercised but such Optionee shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

     15. Adjustments Upon Changes in Capitalization; Corporate Transaction.

        (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option or Stock Purchase Right, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options or Stock Purchase Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Stock Purchase Right, as well as the price per share of Common Stock covered by each such outstanding Option or Stock Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or Stock Purchase Right.

        (b) Corporate Transactions. In the event of a dissolution or liquidation of the Company, the Option will terminate immediately prior to the consummation of such action, unless otherwise provided by the Administrator. The Administrator may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Administrator and give each Optionee the right to exercise his or her Option as to all of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable. In the event of a proposed sale of all or substantially all of the assets of the Company, the merger of the Company with or into another corporation or any other capital reorganization in which more than fifty percent (50%) of the shares of the Company entitled to vote are exchanged, the Option shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Administrator determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, that the Optionee shall have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable. If the Administrator makes an Option exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee that the Option shall be exercisable for a period of

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

        thirty (30) days from the date of such notice, and the Option will terminate upon the expiration of such period.

     16. Time of Granting Options and Stock Purchase Rights. The date of grant of an Option or Stock Purchase Right shall, for all purposes, be the date on which the Administrator makes the determination granting such Option or Stock Purchase Right, or such other date as is determined by the Administrator; provided however that in the case of any Incentive Stock Option, the grant date shall be the later of the date on which the Administrator makes the determination granting such Incentive Stock Option or the date of commencement of the Optionee's employment relationship with the Company. Notice of the determination shall be given to each Employee or Consultant to whom an Option or Stock Purchase Right is so granted within a reasonable time after the date of such grant.

     17. Amendment and Termination of the Plan.

        (a) Amendment and Termination. The Board may amend or terminate the Plan from time to time in such respects as the Board may deem advisable; provided, however, that the following revisions or amendments shall require approval of the shareholders of the Company in the manner described in Section 20 of the Plan:

           (i) any increase in the number of Shares subject to the Plan, other than in connection with an adjustment under Section 15 above;

           (ii) any change in the designation of the class of persons eligible to be granted Options;

           (iii) any change in the limitation on grants to employees as described in Section 8 of the Plan or other changes which would require shareholder approval to qualify options granted hereunder as performance-based compensation under Section 162(m) of the Code; or

           (iv) any revision or amendment requiring shareholder approval in order to preserve the qualification of the Plan under Rule 16b-3.

        (b) Shareholder Approval. If any amendment requiring shareholder approval under Section 13(a) above is made subsequent to the first registration of any class of equity security by the Company under Section 12 of the Exchange Act, then such shareholder approval shall be solicited as described in Section 20 below.

        (c) Effect of Amendment or Termination. Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

     18. Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Option or Stock Purchase Right unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

        As a condition to the exercise of an Option or Stock Purchase Right, the Company may require the person exercising such Option or Stock Purchase Right to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

     19. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     20. Agreements. Options and Stock Purchase Rights shall be evidenced by written agreements in such form as the Board shall approve from time to time.

     21. Shareholder Approval.

        (a) Continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the degree and manner required under applicable state and federal law and the rules of any stock exchange upon which the Common Stock is listed.

        (b) In the event that the Company registers any class of equity securities pursuant to Section 12 of the Exchange Act, any required approval of the shareholders of the Company obtained after such registration shall be solicited substantially in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder.

        (c) If any required approval by the shareholders of the Plan itself or of any amendment thereto is solicited at any time otherwise than in the manner described in Section 20(b) hereof, then the Company shall, at or prior to the first annual meeting of shareholders held subsequent to the later of (1) the first registration of any class of equity securities of the Company under
Section 12 of the Exchange Act or (2) the granting of an Option hereunder to an officer or director after such registration, do the following:

           (i) furnish in writing to the holders entitled to vote for the Plan substantially the same information that would be required (if proxies to be voted with respect to approval or disapproval of the Plan or amendment were then being solicited) by the rules and regulations in effect under Section 14(a) of the Exchange Act at the time such information is furnished; and

           (ii) file with, or mail for filing to, the Securities and Exchange Commission four copies of the written information referred to in subsection (i) hereof not later than the date on which such information is first sent or given to shareholders.

     22. Information to Optionees and Purchasers. The Company shall provide financial statements at least annually to each Optionee and to each individual who acquired Shares Pursuant to the Plan, during the period such Optionee or purchaser has one or more Options or Stock Purchase Rights outstanding, and in the case of an individual who acquired Shares pursuant to the Plan, during the period such individual owns such Shares. The Company shall not be required to provide such information if the issuance of Options or Stock Purchase Rights under the Plan is limited to key employees whose duties in connection with the Company assure their access to equivalent information.

                                       10